United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-7115

(Investment Company Act File Number)

Federated Hermes Total Return Series, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/21

Date of Reporting Period: 11/30/21

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2021

Share Class | Ticker	A | TLRAX	B | TLRBX	C | TLRCX	R | FTRKX
	Institutional | FTRBX	Service | FTRFX	R6 | FTRLX

Federated Hermes Total Return Bond Fund
Fund Established 1996

A Portfolio of Federated Hermes Total Return Series, Inc.
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2020 through November 30, 2021. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Total Return Bond Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2021, was 0.32% for Class A Shares, -0.23% for Class B Shares, -0.17% for Class C Shares, 0.14% for Class R Shares, 0.97% for Institutional Shares, 0.57% for Service Shares and 0.89% for Class R6 Shares. The total return of the Bloomberg US Aggregate Bond Index (BAB),1 the Fund’s broad-based securities market index, was -1.15% for the same period. The total return of the Lipper Core Bond Funds Average (LCBFA),2 a peer group average for the Fund, was -0.70%. The Fund’s and LCBFA’s total returns for the most recently completed fiscal year reflect actual cash flows, transaction costs and expenses, which are not reflected in the total return of the BAB.
During the reporting period, the most significant factors affecting the Fund’s performance relative to the BAB were sector allocation, security selection, sensitivity to changing interest rates (referred to as “duration”),3,4 and to a lesser extent, changes in the shape of the yield curve (the level of interest rates for different maturities).
The discussion below will focus on the performance of the Fund’s Institutional Shares relative to the BAB.
Market Overview
The reporting period was defined by two factors: (1) the continued recovery in the economy and risk assets as Covid-19 vaccines enabled businesses to reopen and consumers to ramp up spending; and (2) stubbornly high inflation that led to rising interest rates and expectations that the Federal Reserve (the “Fed”) would begin to reduce the extreme level of monetary policy accommodation in place since the start of the Covid crisis. Higher interest rates caused bond prices to decline and were the reason for the negative return of the BAB, but not all sectors of the bond market performed equally poorly. Treasuries were the worst performers, while the credit-oriented sectors generally registered less negative, or (in the case of sectors with less duration risk) small positive returns. The credit sectors (mainly investment-grade and high-yield5 corporate bonds, trade finance loans, bank loans and asset-backed securities) benefited from the central banks’ massive injection of liquidity to fight the Covid recession, soaring profits, strong demand, healthy corporate and consumer balance sheets, and low default rates.
Sector Allocation
Sector allocation added significantly to performance relative to the BAB during the reporting period. The largest positive contributors were high-yield bonds and bank loans, followed by investment-grade corporates and mortgage-backed securities.
Annual Shareholder Report

security selection
Security selection also added significantly to returns during the reporting period, led by a 7% allocation to Treasury Inflation-Protected Securities (TIPS), which benefit from rising inflation. This position was reduced to 2% by the end of the period (locking in substantial profits) in response to the Fed’s acknowledgement that inflation was more persistent than transitory, forcing the Fed to accelerate the removal of monetary policy accommodation. A down-in-quality bias within investment-grade corporates also added security selection value.
Duration
Duration positioning added to returns relative to the BAB over the reporting period. The Fund had less interest rate sensitivity to rates than the BAB during a period in which rates rose, which benefited performance.
Yield Curve
The Fund’s positioning for longer-maturity bonds to underperform shorter-maturity bonds added to returns early in the reporting period but subtracted from returns later in the period as the market began to price in a faster rate-hiking cycle by the Fed in response to rising inflation concerns.
Derivatives
During the reporting period, the Fund used various types of derivative6 securities including futures, swaps, forward contracts and options to help manage the Fund’s duration, yield curve, sector and currency exposures. These derivative positions were used both to hedge various risks as well as to position the Fund to benefit from changes in market conditions.
1
Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BAB.
2
Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Lipper peer group.
3
Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
4
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations. For purposes of this Management Discussion of Fund Performance, duration is determined using a third-party analytical system.
5
High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.
6
The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Total Return Bond Fund (the “Fund”) from November 30, 2011 to November 30, 2021, compared to the Bloomberg US Aggregate Bond Index (BAB)2 and the Lipper Core Bond Funds Average (LCBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 INVESTMENT
Growth of $10,000 as of November 30, 2021

■ Total returns shown for Class B Shares include the maximum contingent deferred sales charge of 5.50%, as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 11/30/2021
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-4.17%	3.05%	2.87%
Class B Shares	-5.52%	3.09%	2.90%
Class C Shares	-1.14%	3.49%	2.92%
Class R Shares	0.14%	3.83%	3.18%
Institutional Shares	0.97%	4.60%	3.92%
Service Shares	0.57%	4.27%	3.60%
Class R6 Shares[4]	0.89%	4.59%	3.88%
BAB	-1.15%	3.65%	3.04%
LCBFA	-0.70%	3.76%	3.24%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BAB and the LCBFA have been adjusted to reflect reinvestments of dividends on securities in the index and the average.

The BAB is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities. Effective August 24, 2021, the name of the index changed from “Bloomberg Barclays US Aggregate Bond Index” to “Bloomberg US Aggregate Bond Index.” The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Lipper figures represent the average of the total returns reported by all funds designated by Lipper, Inc., as falling into the respective category and are not adjusted to reflect any sales charges. The Lipper figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Lipper and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Lipper as falling into the category can change over time, the Lipper figures in the line graph may not match the Lipper figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4
The Fund’s Class R6 Shares commenced operations on April 17, 2015. For the period prior to the commencement of operations of Class R6 Shares, the performance information shown is for the Fund’s Institutional Shares adjusted to reflect expenses of the Class R6 Shares for each year for which the gross expenses of Class R6 Shares would have exceeded the actual expenses paid by Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2021, the Fund’s portfolio composition1 was as follows:
Portfolio Composition	Percentage of Total Net Assets[2]
Corporate Debt Securities	42.7%
U.S. Treasury and Agency Securities	20.4%
Mortgage-Backed Securities[3]	19.7%
Asset-Backed Securities	1.1%
Commercial Mortgage-Backed Securities[3]	1.0%
Collateralized Mortgage Obligations	0.4%
Foreign Government Securities	0.2%
Municipal Bonds [4]	0.0%
Adjustable Rate Mortgages[4]	0.0%
Emerging Markets Core Fund	4.9%
Project and Trade Finance Core Fund	4.5%
Bank Loan Core Fund	2.0%
Securities Lending Collateral[5]	1.4%
Cash Equivalents[6]	9.2%
Other Security Types[4,7]	0.0%
Derivative Contracts[8]	(0.2)%
Other Assets and Liabilities—Net[9]	(7.3)%
TOTAL	100%

1	See the Fund’s Prospectus and Statement of Additional Information for a description of these security types.
2
As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, affiliated investment companies (other than an affiliated money market mutual fund), in which the Fund invested greater than 10% of its net assets are not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments. Affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested less than 10% of its net assets are listed individually in the table.

3	For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by Government Sponsored Entities and adjustable rate mortgage-backed securities.
4	Represents less than 0.1%.
5	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
6	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements, other than those representing securities lending collateral.
7	Other Security Types consist of common stock and purchased options.
Annual Shareholder Report

8
Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund’s performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract’s significance to the portfolio. More complete information regarding the Fund’s direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.

9	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2021
Principal Amount, Shares or Contracts			Value in U.S. Dollars
		CORPORATE BONDS— 33.4%
		Basic Industry - Chemicals— 0.1%
$ 2,653,000		Albemarle Corp., 4.150%, 12/1/2024	$2,858,961
395,000		DuPont de Nemours, Inc., Sr. Unsecd. Note, 5.319%, 11/15/2038	511,104
9,955,000		RPM International, Inc., Sr. Unsecd. Note, 5.250%, 6/1/2045	12,677,208
12,000		Sherwin-Williams Co., Sr. Unsecd. Note, 2.750%, 6/1/2022	12,107
		TOTAL	16,059,380
		Basic Industry - Metals & Mining— 0.4%
10,285,000	[1]	Anglo American Capital PLC, Sr. Unsecd. Note, 144A, 2.875%, 3/17/2031	10,261,309
4,580,000		Anglogold Ashanti Holdings PLC, Sr. Note, 6.500%, 4/15/2040	5,537,701
1,530,000		Carpenter Technology Corp., Sr. Unsecd. Note, 4.450%, 3/1/2023	1,571,375
7,785,000		Glencore Funding LLC, Sr. Unsecd. Note, 144A, 1.625%, 4/27/2026	7,650,972
3,890,000		Glencore Funding LLC, Sr. Unsecd. Note, 144A, 3.375%, 9/23/2051	3,771,865
7,750,000		Reliance Steel & Aluminum Co., Sr. Unsecd. Note, 4.500%, 4/15/2023	8,056,193
2,200,000		Southern Copper Corp., Sr. Unsecd. Note, 3.500%, 11/8/2022	2,250,050
2,180,000		Southern Copper Corp., Sr. Unsecd. Note, 6.750%, 4/16/2040	3,007,539
2,290,000		Worthington Industries, Inc., Sr. Unsecd. Note, 4.300%, 8/1/2032	2,514,975
3,330,000		Worthington Industries, Inc., Sr. Unsecd. Note, 4.550%, 4/15/2026	3,668,687
		TOTAL	48,290,666
		Capital Goods - Aerospace & Defense— 1.1%
3,970,000	[1]	Lockheed Martin Corp., Sr. Unsecd. Note, 2.900%, 3/1/2025	4,170,391
2,940,000	[1]	General Dynamics Corp., Sr. Unsecd. Note, 1.150%, 6/1/2026	2,916,365
9,050,000		Airbus Group SE, Sr. Unsecd. Note, 144A, 3.150%, 4/10/2027	9,646,330
7,480,000		BAE Systems Holdings, Inc., Sr. Unsecd. Note, 144A, 3.850%, 12/15/2025	8,073,793
4,845,000		BAE Systems PLC, Sr. Unsecd. Note, 144A, 3.000%, 9/15/2050	4,755,381
6,065,000		Boeing Co., Sr. Unsecd. Note, 2.700%, 2/1/2027	6,185,661
11,535,000		Boeing Co., Sr. Unsecd. Note, 2.950%, 2/1/2030	11,647,085
2,425,000		Boeing Co., Sr. Unsecd. Note, 3.950%, 8/1/2059	2,536,070
5,875,000		Boeing Co., Sr. Unsecd. Note, 4.508%, 5/1/2023	6,135,472
5,900,000		Boeing Co., Sr. Unsecd. Note, 4.875%, 5/1/2025	6,470,389
8,500,000		Boeing Co., Sr. Unsecd. Note, 5.705%, 5/1/2040	10,868,016
4,360,000		General Dynamics Corp., Sr. Unsecd. Note, 3.250%, 4/1/2025	4,625,694
6,490,000		Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, 3.483%, 12/1/2027	6,922,630
2,900,000		Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, Series WI, 3.844%, 5/1/2025	3,086,080
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value in U.S. Dollars
		CORPORATE BONDS— continued
		Capital Goods - Aerospace & Defense— continued
$ 3,750,000		Leidos, Inc., Sr. Unsecd. Note, Series WI, 3.625%, 5/15/2025	$4,005,394
10,870,000		Leidos, Inc., Sr. Unsecd. Note, Series WI, 4.375%, 5/15/2030	12,223,967
7,300,000		Lockheed Martin Corp., Sr. Unsecd. Note, 3.550%, 1/15/2026	7,905,589
1,820,000	[2]	Textron Financial Corp., Jr. Sub. Note, 144A, 1.891% (3-month USLIBOR +1.735%), 2/15/2042	1,574,300
1,800,000		Textron, Inc., Sr. Unsecd. Note, 3.875%, 3/1/2025	1,923,792
3,000,000		Textron, Inc., Sr. Unsecd. Note, 4.300%, 3/1/2024	3,175,995
		TOTAL	118,848,394
		Capital Goods - Building Materials— 0.3%
3,010,000		Allegion PLC, Sr. Unsecd. Note, 3.500%, 10/1/2029	3,233,703
4,940,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.200%, 10/1/2024	5,176,686
5,270,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.550%, 10/1/2027	5,633,193
3,305,000		Carrier Global Corp., Sr. Unsecd. Note, 2.722%, 2/15/2030	3,375,775
10,200,000		Carrier Global Corp., Sr. Unsecd. Note, 3.577%, 4/5/2050	10,859,450
		TOTAL	28,278,807
		Capital Goods - Construction Machinery— 0.4%
8,170,000		Ashtead Capital, Inc., Sr. Unsecd. Note, 144A, 2.450%, 8/12/2031	8,049,764
69,000		Caterpillar, Inc., Deb., 5.300%, 9/15/2035	91,609
295,000		Caterpillar, Inc., Sr. Unsecd. Note, 3.250%, 9/19/2049	327,316
1,640,000		CNH Industrial Capital America LLC, Sr. Unsecd. Note, 1.875%, 1/15/2026	1,649,383
9,000,000		CNH Industrial Capital America LLC, Sr. Unsecd. Note, 1.950%, 7/2/2023	9,143,262
445,000		CNH Industrial Capital America LLC, Sr. Unsecd. Note, 4.375%, 4/5/2022	450,397
9,475,000		CNH Industrial NV, Sr. Unsecd. Note, Series MTN, 3.850%, 11/15/2027	10,337,097
3,910,000		Deere & Co., Sr. Unsecd. Note, 2.750%, 4/15/2025	4,096,293
510,000		John Deere Capital Corp., Sr. Unsecd. Note, Series MTN, 2.150%, 9/8/2022	517,100
500,000		John Deere Capital Corp., Sr. Unsecd. Note, Series MTN, 2.750%, 3/15/2022	503,629
9,875,000		John Deere Capital Corp., Sr. Unsecd. Note, Series MTN, 3.450%, 3/7/2029	10,917,112
		TOTAL	46,082,962
		Capital Goods - Diversified Manufacturing— 0.6%
2,680,000	[1]	Honeywell International, Inc., Sr. Unsecd. Note, 2.800%, 6/1/2050	2,808,338
144,000		General Electric Capital Corp., Note, Series MTNA, 6.750%, 3/15/2032	199,458
350,000		General Electric Capital Corp., Series NOT2, 5.500%, 3/15/2023	365,512
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value in U.S. Dollars
		CORPORATE BONDS— continued
		Capital Goods - Diversified Manufacturing— continued
$ 120,000		General Electric Capital Corp., Sr. Unsecd. Note, Series GMTN, 6.875%, 1/10/2039	$187,738
2,555,000		Honeywell International, Inc., Sr. Unsecd. Note, 1.350%, 6/1/2025	2,566,294
5,885,000		Lennox International, Inc., Sr. Unsecd. Note, 1.700%, 8/1/2027	5,826,112
8,190,000		Lennox International, Inc., Sr. Unsecd. Note, 3.000%, 11/15/2023	8,493,483
5,200,000		Roper Technologies, Inc., Sr. Unsecd. Note, 1.400%, 9/15/2027	5,051,675
5,000,000		Roper Technologies, Inc., Sr. Unsecd. Note, 1.750%, 2/15/2031	4,669,699
4,830,000		Roper Technologies, Inc., Sr. Unsecd. Note, 2.000%, 6/30/2030	4,674,259
3,585,000		Roper Technologies, Inc., Sr. Unsecd. Note, 2.950%, 9/15/2029	3,760,114
1,900,000		Roper Technologies, Inc., Sr. Unsecd. Note, 3.850%, 12/15/2025	2,061,144
8,180,000		Valmont Industries, Inc., 5.250%, 10/1/2054	10,751,259
1,645,000		Valmont Industries, Inc., Sr. Unsecd. Note, 5.000%, 10/1/2044	2,077,762
3,285,000		Wabtec Corp., Sr. Unsecd. Note, 3.200%, 6/15/2025	3,446,915
6,575,000		Xylem, Inc., Sr. Unsecd. Note, 2.250%, 1/30/2031	6,614,586
		TOTAL	63,554,348
		Capital Goods - Packaging— 0.1%
5,830,000		WestRock Co., Sr. Unsecd. Note, Series WI, 4.000%, 3/15/2028	6,469,199
		Communications - Cable & Satellite— 0.8%
10,000,000	[1]	Comcast Corp., Sr. Unsecd. Note, 1.500%, 2/15/2031	9,409,595
10,980,000		Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., 5.050%, 3/30/2029	12,686,616
175,000		Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	227,101
8,500,000		Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sec. Fac. Bond, 4.800%, 3/1/2050	9,590,552
10,695,000		Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Term Loan - 1st Lien, 3.900%, 6/1/2052	10,830,979
4,300,000		Comcast Corp., 3.375%, 2/15/2025	4,560,475
2,460,000		Comcast Corp., Sr. Unsecd. Note, 2.800%, 1/15/2051	2,380,585
4,570,000		Comcast Corp., Sr. Unsecd. Note, 3.300%, 2/1/2027	4,907,769
8,290,000		Comcast Corp., Sr. Unsecd. Note, 3.400%, 4/1/2030	9,050,201
910,000		Comcast Corp., Sr. Unsecd. Note, 3.450%, 2/1/2050	983,234
2,325,000		Comcast Corp., Sr. Unsecd. Note, 3.750%, 4/1/2040	2,622,278
400,000		Comcast Corp., Sr. Unsecd. Note, 3.900%, 3/1/2038	458,025
3,380,000		Comcast Corp., Sr. Unsecd. Note, 3.950%, 10/15/2025	3,687,899
580,000		Comcast Corp., Sr. Unsecd. Note, 4.400%, 8/15/2035	692,167
5,000,000		Comcast Corp., Sr. Unsecd. Note, 4.950%, 10/15/2058	7,064,026
3,000,000		NBC Universal, Inc., Sr. Unsecd. Note, 5.950%, 4/1/2041	4,323,878
7,000,000		Time Warner Cable, Inc., Company Guarantee, 5.500%, 9/1/2041	8,590,187
500,000		Time Warner Cable, Inc., Sr. Unsecd. Note, 4.500%, 9/15/2042	550,588
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value in U.S. Dollars
	CORPORATE BONDS— continued
	Communications - Cable & Satellite— continued
$ 135,000	Time Warner Cable, Inc., Sr. Unsecd. Note, 8.375%, 3/15/2023	$147,960
	TOTAL	92,764,115
	Communications - Media & Entertainment— 0.7%
10,000,000	Alphabet, Inc., Sr. Unsecd. Note, 1.900%, 8/15/2040	9,178,026
5,000,000	British Sky Broadcasting Group PLC, 144A, 3.750%, 9/16/2024	5,347,484
4,510,000	Fox Corp., Sr. Unsecd. Note, Series WI, 5.576%, 1/25/2049	6,175,560
11,850,000	Grupo Televisa S.A., 6.625%, 3/18/2025	13,586,241
2,100,000	Grupo Televisa S.A., Sr. Unsecd. Note, 5.000%, 5/13/2045	2,518,943
7,500,000	Interpublic Group of Cos., Inc., Sr. Unsecd. Note, 2.400%, 3/1/2031	7,547,831
12,195,000	Interpublic Group of Cos., Inc., Sr. Unsecd. Note, 3.375%, 3/1/2041	12,920,954
5,200,000	ViacomCBS, Inc., Sr. Unsecd. Note, 4.900%, 8/15/2044	6,320,191
6,255,000	ViacomCBS, Inc., Sr. Unsecd. Note, 4.950%, 1/15/2031	7,431,953
7,570,000	Walt Disney Co., Sr. Unsecd. Note, 3.600%, 1/13/2051	8,668,343
3,155,000	Walt Disney Co., Sr. Unsecd. Note, 3.800%, 5/13/2060	3,765,265
	TOTAL	83,460,791
	Communications - Telecom Wireless— 0.8%
8,980,000	America Movil S.A.B. de C.V., Sr. Unsecd. Note, 2.875%, 5/7/2030	9,317,762
10,350,000	American Tower Corp., Sr. Unsecd. Note, 2.100%, 6/15/2030	9,947,928
3,000,000	American Tower Corp., Sr. Unsecd. Note, 3.700%, 10/15/2049	3,210,634
3,500,000	American Tower Corp., Sr. Unsecd. Note, 5.000%, 2/15/2024	3,781,887
6,175,000	Crown Castle International Corp., Sr. Unsecd. Note, 3.250%, 1/15/2051	6,177,543
8,400,000	Crown Castle International Corp., Sr. Unsecd. Note, 4.450%, 2/15/2026	9,232,035
14,000,000	T-Mobile USA, Inc., Sec. Fac. Bond, 3.875%, 4/15/2030	15,236,985
3,350,000	T-Mobile USA, Inc., Sec. Fac. Bond, 4.500%, 4/15/2050	3,924,147
5,175,000	T-Mobile USA, Inc., Sr. Sub. Note, 3.000%, 2/15/2041	4,945,504
5,005,000	Vodafone Group PLC, Sr. Unsecd. Note, 4.125%, 5/30/2025	5,445,595
5,000,000	Vodafone Group PLC, Sr. Unsecd. Note, 4.250%, 9/17/2050	5,769,499
5,630,000	Vodafone Group PLC, Sr. Unsecd. Note, 5.250%, 5/30/2048	7,335,044
	TOTAL	84,324,563
	Communications - Telecom Wirelines— 1.2%
9,240,000	AT&T, Inc., Sr. Unsecd. Note, 0.900%, 3/25/2024	9,183,137
9,255,000	AT&T, Inc., Sr. Unsecd. Note, 1.700%, 3/25/2026	9,246,474
3,693,000	AT&T, Inc., Sr. Unsecd. Note, 2.550%, 12/1/2033	3,572,885
7,090,000	AT&T, Inc., Sr. Unsecd. Note, 3.500%, 6/1/2041	7,300,695
8,370,000	AT&T, Inc., Sr. Unsecd. Note, 3.650%, 6/1/2051	8,710,615
4,035,000	AT&T, Inc., Sr. Unsecd. Note, 3.800%, 12/1/2057	4,221,545
1,940,000	AT&T, Inc., Sr. Unsecd. Note, 3.850%, 6/1/2060	2,033,104
6,000,000	AT&T, Inc., Sr. Unsecd. Note, 4.550%, 3/9/2049	7,179,951
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value in U.S. Dollars
		CORPORATE BONDS— continued
		Communications - Telecom Wirelines— continued
$ 465,000		AT&T, Inc., Sr. Unsecd. Note, 5.250%, 3/1/2037	$580,227
2,100,000		AT&T, Inc., Sr. Unsecd. Note, 5.450%, 3/1/2047	2,785,051
275,000		AT&T, Inc., Sr. Unsecd. Note, 5.700%, 3/1/2057	380,851
5,800,000		AT&T, Inc., Sr. Unsecd. Note, 6.375%, 3/1/2041	8,236,957
4,160,000		AT&T, Inc., Sr. Unsecd. Note, Series WI, 5.300%, 8/15/2058	5,417,311
12,000,000		Deutsche Telekom International Finance BV, Sr. Unsecd. Note, 144A, 3.600%, 1/19/2027	12,939,919
5,000,000		Telefonica Emisiones SAU, Sr. Unsecd. Note, 4.895%, 3/6/2048	6,072,377
3,925,000		Telefonica Emisiones SAU, Sr. Unsecd. Note, 5.213%, 3/8/2047	4,920,326
4,525,000		Telefonica Emisiones SAU, Sr. Unsecd. Note, 5.520%, 3/1/2049	5,893,735
10,600,000		Verizon Communications, Inc., Sr. Unsecd. Note, 1.450%, 3/20/2026	10,531,564
16,495,000		Verizon Communications, Inc., Sr. Unsecd. Note, 3.400%, 3/22/2041	17,555,429
870,000		Verizon Communications, Inc., Sr. Unsecd. Note, 4.000%, 3/22/2050	1,012,492
5,740,000		Verizon Communications, Inc., Sr. Unsecd. Note, 4.125%, 8/15/2046	6,751,923
1,122,000		Verizon Communications, Inc., Sr. Unsecd. Note, Series WI, 2.987%, 10/30/2056	1,081,631
		TOTAL	135,608,199
		Consumer Cyclical - Automotive— 1.1%
6,000,000	[1]	Volkswagen Group of America Finance LLC, Sr. Unsecd. Note, 144A, 1.250%, 11/24/2025	5,906,849
10,290,000	[1]	General Motors Financial Co., Inc., Sr. Unsecd. Note, 1.500%, 6/10/2026	10,104,382
5,860,000	[1]	Stellantis Finance US, Inc., 144A, 1.711%, 1/29/2027	5,752,633
6,465,000	[1]	Stellantis Finance US, Inc., Sr. Unsecd. Note, 144A, 2.691%, 9/15/2031	6,372,007
4,350,000		Daimler Finance NA LLC, Sr. Unsub., 144A, 1.450%, 3/2/2026	4,329,764
2,400,000		DaimlerChrysler North America Holding Corp., Company Guarantee, 8.500%, 1/18/2031	3,597,819
5,540,000		General Motors Co., Sr. Unsecd. Note, 4.000%, 4/1/2025	5,946,075
260,000		General Motors Co., Sr. Unsecd. Note, 5.150%, 4/1/2038	314,063
10,175,000		General Motors Co., Sr. Unsecd. Note, 6.125%, 10/1/2025	11,745,644
2,790,000		General Motors Co., Sr. Unsecd. Note, 6.750%, 4/1/2046	4,042,868
5,365,000		General Motors Financial Co., Inc., Sr. Unsecd. Note, 2.700%, 8/20/2027	5,461,055
410,000		General Motors Financial Co., Inc., Sr. Unsecd. Note, 3.950%, 4/13/2024	432,339
4,745,000		Hyundai Capital America, Sr. Unsecd. Note, 144A, 2.375%, 2/10/2023	4,824,936
15,305,000		Hyundai Capital America, Sr. Unsecd. Note, 144A, 2.375%, 10/15/2027	15,298,682
18,400,000		Nissan Motor Acceptance Company LLC., Sr. Unsecd. Note, 144A, 1.850%, 9/16/2026	17,875,392
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value in U.S. Dollars
	CORPORATE BONDS— continued
	Consumer Cyclical - Automotive— continued
$ 8,680,000	Stellantis N.V., Sr. Unsecd. Note, 5.250%, 4/15/2023	$9,192,901
2,700,000	Toyota Motor Credit Corp., Sr. Unsecd. Note, Series GMTN, 2.700%, 1/11/2023	2,761,273
4,650,000	Volkswagen Group of America Finance LLC, Sr. Unsecd. Note, 144A, 4.250%, 11/13/2023	4,932,426
	TOTAL	118,891,108
	Consumer Cyclical - Gaming— 0.0%
250,000	GLP Capital LP / GLP Financing II, Inc., Sr. Unsecd. Note, 5.375%, 4/15/2026	277,674
	Consumer Cyclical - Lodging— 0.0%
730,000	American Campus Communities Operating Partnership LP, Sr. Unsecd. Note, 4.125%, 7/1/2024	782,579
	Consumer Cyclical - Retailers— 1.2%
2,500,000	Advance Auto Parts, Inc., Sr. Unsecd. Note, 1.750%, 10/1/2027	2,433,826
15,185,000	Advance Auto Parts, Inc., Sr. Unsecd. Note, Series WI, 3.900%, 4/15/2030	16,686,563
13,850,000	Alimentation Couche-Tard, Inc., Sr. Unsecd. Note, 144A, 3.800%, 1/25/2050	15,148,080
8,190,000	AutoNation, Inc., Sr. Unsecd. Note, 2.400%, 8/1/2031	7,949,800
6,180,000	AutoNation, Inc., Sr. Unsecd. Note, 4.750%, 6/1/2030	7,159,424
475,000	AutoZone, Inc., Sr. Unsecd. Note, 3.625%, 4/15/2025	507,181
2,480,000	Costco Wholesale Corp., Sr. Unsecd. Note, 1.375%, 6/20/2027	2,447,937
246,204	CVS Health Corp., Pass Thru Cert., 144A, 5.298%, 1/11/2027	266,774
1,200,000	CVS Health Corp., Sr. Unsecd. Note, 2.700%, 8/21/2040	1,151,360
2,500,000	CVS Health Corp., Sr. Unsecd. Note, 2.875%, 6/1/2026	2,621,355
8,500,000	CVS Health Corp., Sr. Unsecd. Note, 3.375%, 8/12/2024	8,941,235
205,000	CVS Health Corp., Sr. Unsecd. Note, 3.700%, 3/9/2023	212,060
74,000	CVS Health Corp., Sr. Unsecd. Note, 4.100%, 3/25/2025	80,032
944,000	CVS Health Corp., Sr. Unsecd. Note, 4.300%, 3/25/2028	1,063,987
3,815,000	CVS Health Corp., Sr. Unsecd. Note, 4.780%, 3/25/2038	4,651,675
12,745,000	CVS Health Corp., Sr. Unsecd. Note, 5.050%, 3/25/2048	16,864,203
1,760,000	CVS Health Corp., Sr. Unsecd. Note, 5.125%, 7/20/2045	2,305,799
4,670,000	Dollar General Corp., Sr. Unsecd. Note, 4.150%, 11/1/2025	5,110,624
9,180,000	Dollar Tree, Inc., Sr. Unsecd. Note, 3.700%, 5/15/2023	9,538,152
4,205,000	Home Depot, Inc., Sr. Unsecd. Note, 2.700%, 4/15/2030	4,413,487
2,300,000	Home Depot, Inc., Sr. Unsecd. Note, 2.800%, 9/14/2027	2,438,881
3,690,000	Home Depot, Inc., Sr. Unsecd. Note, 2.950%, 6/15/2029	3,937,143
12,000,000	Home Depot, Inc., Sr. Unsecd. Note, 3.750%, 2/15/2024	12,678,565
2,370,000	O’Reilly Automotive, Inc., Sr. Unsecd. Note, 3.550%, 3/15/2026	2,560,756
	TOTAL	131,168,899
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value in U.S. Dollars
		CORPORATE BONDS— continued
		Consumer Cyclical - Services— 0.5%
$ 2,340,000	[1]	University of Southern California, Sr. Unsecd. Note, 5.250%, 10/1/2111	$3,998,072
10,000,000		Alibaba Group Holding Ltd., Sr. Unsecd. Note, 3.600%, 11/28/2024	10,600,616
5,130,000		Amazon.com, Inc., Sr. Unsecd. Note, 3.150%, 8/22/2027	5,527,080
5,000,000		Amazon.com, Inc., Sr. Unsecd. Note, 3.875%, 8/22/2037	5,890,385
165,000		Booking Holdings, Inc., Sr. Unsecd. Note, 2.750%, 3/15/2023	169,167
2,100,000		Boston University, Series MTNA, 7.625%, 7/15/2097	2,508,236
6,700,000		Cintas Corp. No. 2, Sr. Unsecd. Note, 3.700%, 4/1/2027	7,321,178
8,100,000		Expedia Group, Inc., Sr. Unsecd. Note, 144A, 6.250%, 5/1/2025	9,200,265
325,000		Expedia Group, Inc., Sr. Unsecd. Note, Series WI, 3.250%, 2/15/2030	335,329
4,420,000		Visa, Inc., Sr. Unsecd. Note, 2.750%, 9/15/2027	4,691,110
3,300,000		Visa, Inc., Sr. Unsecd. Note, 3.150%, 12/14/2025	3,533,195
350,000		Visa, Inc., Sr. Unsecd. Note, 4.150%, 12/14/2035	418,747
		TOTAL	54,193,380
		Consumer Non-Cyclical - Food/Beverage— 2.0%
870,000		Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.700%, 2/1/2036	1,047,010
11,000,000		Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.900%, 2/1/2046	13,982,947
1,390,000		Anheuser-Busch InBev Finance, Inc., 4.900%, 2/1/2046	1,752,647
6,960,000		Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.439%, 10/6/2048	8,384,805
3,000,000		Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.500%, 6/1/2050	3,718,279
10,030,000		Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.600%, 4/15/2048	12,308,733
3,375,000		Bacardi Ltd., Sr. Unsecd. Note, 144A, 2.750%, 7/15/2026	3,488,639
5,100,000		Coca-Cola European Partners PLC, Sr. Unsecd. Note, 144A, 1.500%, 1/15/2027	5,022,143
4,305,000		Coca-Cola Femsa S.A.B. de C.V., Sr. Unsecd. Note, 1.850%, 9/1/2032	4,083,701
9,164,000		Coca-Cola Femsa S.A.B. de C.V., Sr. Unsecd. Note, 2.750%, 1/22/2030	9,425,311
5,000,000		Constellation Brands, Inc., 4.250%, 5/1/2023	5,236,079
1,690,000		Constellation Brands, Inc., Sr. Unsecd. Note, 3.750%, 5/1/2050	1,884,752
6,640,000		Constellation Brands, Inc., Sr. Unsecd. Note, 4.650%, 11/15/2028	7,605,882
3,575,000		Flowers Foods, Inc., Sr. Unsecd. Note, 2.400%, 3/15/2031	3,546,437
5,160,000		Flowers Foods, Inc., Sr. Unsecd. Note, 3.500%, 10/1/2026	5,573,327
8,000,000		General Mills, Inc., Sr. Unsecd. Note, 3.700%, 10/17/2023	8,392,835
2,937,000		General Mills, Inc., Sr. Unsecd. Note, 144A, 3.000%, 2/1/2051	3,018,590
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value in U.S. Dollars
		CORPORATE BONDS— continued
		Consumer Non-Cyclical - Food/Beverage— continued
$ 3,250,000		Grupo Bimbo S.A.B. de CV, Sr. Unsecd. Note, 144A, 3.875%, 6/27/2024	$3,431,893
1,980,000		Grupo Bimbo S.A.B. de CV, Sr. Unsecd. Note, 144A, 4.500%, 1/25/2022	1,990,741
2,810,000		Heineken NV, Sr. Unsecd. Note, 144A, 4.350%, 3/29/2047	3,628,331
12,840,000		International Flavors & Fragrances, Inc., Sr. Unsecd. Note, 144A, 1.832%, 10/15/2027	12,664,299
7,500,000		International Flavors & Fragrances, Inc., Sr. Unsecd. Note, 144A, 2.300%, 11/1/2030	7,342,551
5,965,000		Keurig Dr Pepper, Inc., Sr. Unsecd. Note, 3.200%, 5/1/2030	6,345,102
1,430,000		Keurig Dr Pepper, Inc., Sr. Unsecd. Note, 4.057%, 5/25/2023	1,494,139
3,140,000		Keurig Dr Pepper, Inc., Sr. Unsecd. Note, 4.417%, 5/25/2025	3,435,067
15,060,000		Kraft Heinz Foods Co., Sr. Unsecd. Note, 4.375%, 6/1/2046	17,452,228
5,000,000		Mead Johnson Nutrition Co., Sr. Unsecd. Note, 4.600%, 6/1/2044	6,565,534
6,100,000		PepsiCo, Inc., 2.750%, 4/30/2025	6,393,729
150,000		Ralston Purina Co., Deb., 7.875%, 6/15/2025	183,265
200,000		Ralston Purina Co., Deb., 8.125%, 2/1/2023	212,946
8,350,000		Smithfield Foods, Inc., 144A, 2.625%, 9/13/2031	8,195,646
14,670,000		Smithfield Foods, Inc., Sr. Unsecd. Note, 144A, 3.000%, 10/15/2030	14,753,906
6,865,000		Smucker (J.M.) Co., Sr. Unsecd. Note, 3.500%, 3/15/2025	7,317,360
12,300,000		Sysco Corp., Sr. Unsecd. Note, 4.450%, 3/15/2048	14,674,188
1,450,000		Tyson Foods, Inc., 5.150%, 8/15/2044	1,906,667
1,970,000		Tyson Foods, Inc., Sr. Unsecd. Note, 3.550%, 6/2/2027	2,122,061
		TOTAL	218,581,770
		Consumer Non-Cyclical - Health Care— 1.0%
10,220,000	[1]	Danaher Corp., Sr. Unsecd. Note, 2.600%, 10/1/2050	9,985,114
7,240,000		Alcon Finance Corp., Sr. Unsecd. Note, 144A, 2.600%, 5/27/2030	7,338,629
5,000,000		Alcon Finance Corp., Sr. Unsecd. Note, 144A, 2.750%, 9/23/2026	5,173,176
7,355,000		Alcon Finance Corp., Sr. Unsecd. Note, 144A, 3.000%, 9/23/2029	7,724,558
2,620,000		Becton Dickinson & Co., Sr. Unsecd. Note, 1.957%, 2/11/2031	2,519,638
1,690,000		Becton Dickinson & Co., Sr. Unsecd. Note, 3.734%, 12/15/2024	1,803,905
9,570,000		Becton Dickinson & Co., Sr. Unsecd. Note, 3.794%, 5/20/2050	10,921,840
11,545,000		Dentsply Sirona, Inc., Sr. Unsecd. Note, 3.250%, 6/1/2030	12,301,480
3,270,000		DH Europe Finance II S.a.r.l., Sr. Unsecd. Note, 2.600%, 11/15/2029	3,411,445
1,000,000		DH Europe Finance II S.a.r.l., Sr. Unsecd. Note, 3.400%, 11/15/2049	1,114,948
10,090,000		HCA, Inc., Sec. Fac. Bond, 3.500%, 7/15/2051	10,327,675
5,630,000		PerkinElmer, Inc., Sr. Unsecd. Note, 0.850%, 9/15/2024	5,541,806
4,315,000		PerkinElmer, Inc., Sr. Unsecd. Note, 1.900%, 9/15/2028	4,214,467
6,515,000		PerkinElmer, Inc., Sr. Unsecd. Note, 2.550%, 3/15/2031	6,662,190
8,325,000		PerkinElmer, Inc., Sr. Unsecd. Note, 3.300%, 9/15/2029	8,836,209
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value in U.S. Dollars
		CORPORATE BONDS— continued
		Consumer Non-Cyclical - Health Care— continued
$ 4,035,000		Stryker Corp., Sr. Unsecd. Note, 0.600%, 12/1/2023	$4,002,802
11,000,000		Thermo Fisher Scientific, Inc., Sr. Unsecd. Note, 1.215%, 10/18/2024	11,002,694
1,995,000		Thermo Fisher Scientific, Inc., Sr. Unsecd. Note, 4.133%, 3/25/2025	2,161,031
		TOTAL	115,043,607
		Consumer Non-Cyclical - Pharmaceuticals— 1.5%
11,215,000	[1]	Zoetis, Inc., Sr. Unsecd. Note, 3.000%, 5/15/2050	11,607,289
5,128,000		Abbott Laboratories, Sr. Unsecd. Note, 3.750%, 11/30/2026	5,648,084
9,050,000		Abbott Laboratories, Sr. Unsecd. Note, 4.900%, 11/30/2046	12,614,848
6,380,000		AbbVie, Inc., Sr. Unsecd. Note, 3.200%, 11/21/2029	6,778,681
13,210,000		AbbVie, Inc., Sr. Unsecd. Note, 4.250%, 11/21/2049	15,916,109
2,000,000		Amgen, Inc., Sr. Unsecd. Note, 3.625%, 5/22/2024	2,110,889
375,000		Amgen, Inc., Sr. Unsecd. Note, 4.400%, 5/1/2045	451,757
1,975,000		Astrazeneca Finance LLC, Sr. Unsecd. Note, 2.250%, 5/28/2031	1,996,935
3,775,000		AstraZeneca PLC, Sr. Unsecd. Note, 2.125%, 8/6/2050	3,378,735
7,410,000		AstraZeneca PLC, Sr. Unsecd. Note, 2.375%, 6/12/2022	7,475,807
7,000,000		AstraZeneca PLC, Sr. Unsecd. Note, 3.125%, 6/12/2027	7,491,634
7,000,000		AstraZeneca PLC, Sr. Unsecd. Note, 3.500%, 8/17/2023	7,317,489
5,050,000		Bayer US Finance II LLC, Sr. Unsecd. Note, 144A, 3.875%, 12/15/2023	5,306,134
5,250,000		Bayer US Finance II LLC, Sr. Unsecd. Note, 144A, 4.250%, 12/15/2025	5,718,636
2,455,000		Bayer US Finance LLC, Sr. Unsecd. Note, 144A, 3.375%, 10/8/2024	2,575,143
5,000,000		Biogen, Inc., Sr. Unsecd. Note, 2.250%, 5/1/2030	4,896,768
12,625,000		Biogen, Inc., Sr. Unsecd. Note, 3.150%, 5/1/2050	12,427,118
10,140,000		Bristol-Myers Squibb Co., Sr. Unsecd. Note, 0.750%, 11/13/2025	9,903,145
9,100,000		Bristol-Myers Squibb Co., Sr. Unsecd. Note, Series WI, 3.900%, 2/20/2028	10,189,266
260,000		Bristol-Myers Squibb Co., Sr. Unsecd. Note, Series WI, 4.125%, 6/15/2039	309,568
3,000,000		Bristol-Myers Squibb Co., Sr. Unsecd. Note, Series WI, 4.350%, 11/15/2047	3,768,488
2,475,000		Bristol-Myers Squibb Co., Sr. Unsecd. Note, Series WI, 5.000%, 8/15/2045	3,334,606
1,000,000		Johnson & Johnson, 5.950%, 8/15/2037	1,452,017
500,000		Johnson & Johnson, Sr. Unsecd. Note, 3.550%, 3/1/2036	572,980
17,652,000		Regeneron Pharmaceuticals, Inc., Sr. Unsecd. Note, 2.800%, 9/15/2050	16,668,616
6,870,000		Takeda Pharmaceutical Co. Ltd., Sr. Unsecd. Note, 2.050%, 3/31/2030	6,685,083
		TOTAL	166,595,825
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value in U.S. Dollars
		CORPORATE BONDS— continued
		Consumer Non-Cyclical - Products— 0.1%
$ 3,060,000		Church and Dwight, Inc., Sr. Unsecd. Note, 3.150%, 8/1/2027	$3,251,190
500,000		Procter & Gamble Co., 2.300%, 2/6/2022	501,689
2,390,000		Unilever Capital Corp., Sr. Unsecd. Note, 0.375%, 9/14/2023	2,378,369
		TOTAL	6,131,248
		Consumer Non-Cyclical - Supermarkets— 0.0%
3,000,000		Kroger Co., Bond, 6.900%, 4/15/2038	4,446,002
		Consumer Non-Cyclical - Tobacco— 0.4%
9,075,000		Altria Group, Inc., Sr. Unsecd. Note, 5.950%, 2/14/2049	11,458,795
4,490,000		Bat Capital Corp., Sr. Unsecd. Note, 2.789%, 9/6/2024	4,645,275
5,000,000		Bat Capital Corp., Sr. Unsecd. Note, 3.734%, 9/25/2040	4,826,631
3,000,000		Philip Morris International, Inc., Sr. Unsecd. Note, 0.875%, 5/1/2026	2,901,820
7,770,000		Philip Morris International, Inc., Sr. Unsecd. Note, 2.100%, 5/1/2030	7,658,397
1,960,000		Philip Morris International, Inc., Sr. Unsecd. Note, 3.875%, 8/21/2042	2,150,331
5,335,000		Reynolds American, Inc., Sr. Unsecd. Note, 4.450%, 6/12/2025	5,774,114
5,450,000		Reynolds American, Inc., Sr. Unsecd. Note, 5.850%, 8/15/2045	6,630,494
		TOTAL	46,045,857
		Energy - Independent— 0.5%
7,000,000		Canadian Natural Resources Ltd., 3.900%, 2/1/2025	7,446,950
5,230,000		Canadian Natural Resources Ltd., Sr. Unsecd. Note, 2.050%, 7/15/2025	5,288,070
12,625,000		Coterra Energy, Inc., Sr. Unsecd. Note, 144A, 3.900%, 5/15/2027	13,701,454
1,730,000		Coterra Energy, Inc., Sr. Unsecd. Note, 144A, 4.375%, 3/15/2029	1,927,442
13,920,000		Hess Corp., Sr. Unsecd. Note, 5.600%, 2/15/2041	17,185,280
12,265,000		Marathon Oil Corp., Sr. Unsecd. Note, 4.400%, 7/15/2027	13,428,668
610,000		XTO Energy, Inc., 6.750%, 8/1/2037	875,660
		TOTAL	59,853,524
		Energy - Integrated— 0.7%
3,770,000	[1]	Shell International Finance B.V., Sr. Unsecd. Note, 2.875%, 5/10/2026	3,997,244
3,550,000	[1]	Suncor Energy, Inc., Sr. Unsecd. Note, 6.500%, 6/15/2038	4,894,418
4,990,000		BP Capital Markets America, Inc., Sr. Unsecd. Note, 3.000%, 2/24/2050	4,889,230
2,485,000		BP Capital Markets America, Inc., Sr. Unsecd. Note, 3.119%, 5/4/2026	2,632,554
365,000		BP Capital Markets America, Inc., Sr. Unsecd. Note, 3.224%, 4/14/2024	381,698
100,000		BP PLC, Deb., 8.750%, 3/1/2032	152,524
6,990,000		Cenovus Energy, Inc., Sr. Unsecd. Note, 3.750%, 2/15/2052	6,875,074
12,275,000		Cenovus Energy, Inc., Sr. Unsecd. Note, 4.250%, 4/15/2027	13,386,316
8,520,000		Chevron Corp., Sr. Unsecd. Note, 3.078%, 5/11/2050	9,099,650
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value in U.S. Dollars
		CORPORATE BONDS— continued
		Energy - Integrated— continued
$ 3,400,000		Chevron Corp., Sr. Unsecd. Note, 3.191%, 6/24/2023	$3,513,168
4,030,000		CNPC Hong Kong Overseas Capital Ltd., Company Guarantee, 144A, 5.950%, 4/28/2041	5,721,263
4,000,000		Conoco, Inc., 7.250%, 10/15/2031	5,672,549
205,000		ConocoPhillips, Company Guarantee, 6.500%, 2/1/2039	299,898
450,000		Petro-Canada, Sr. Unsecd. Note, 6.800%, 5/15/2038	636,476
3,025,000		Shell International Finance B.V., Sr. Unsecd. Note, 4.000%, 5/10/2046	3,556,882
10,510,000		Suncor Energy, Inc., Sr. Unsecd. Note, 3.750%, 3/4/2051	11,435,507
		TOTAL	77,144,451
		Energy - Midstream— 0.9%
4,710,000	[1]	TC Pipelines, LP, Sr. Unsecd. Note, 3.900%, 5/25/2027	5,172,857
9,240,000		Boardwalk Pipeline Partners LP, Sr. Unsecd. Note, 4.800%, 5/3/2029	10,472,441
4,000,000		Columbia Pipeline Group, Inc., Sr. Unsecd. Note, 4.500%, 6/1/2025	4,382,813
2,400,000		Columbia Pipeline Group, Inc., Sr. Unsecd. Note, 5.800%, 6/1/2045	3,275,546
1,210,000		Eastern Energy Gas Holdings, Sr. Unsecd. Note, Series B, 144A, 3.000%, 11/15/2029	1,261,297
3,715,000		Eastern Energy Gas Holdings, Sr. Unsecd. Note, Series C, 144A, 3.900%, 11/15/2049	4,177,389
785,000		Energy Transfer Operating, Sr. Unsecd. Note, 5.500%, 6/1/2027	898,462
360,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 4.050%, 3/15/2025	381,995
10,000,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 4.900%, 2/1/2024	10,627,059
225,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 6.125%, 12/15/2045	282,816
4,270,000		Energy Transfer Partners LP, Sr. Unsecd. Note, Series 30Y, 6.000%, 6/15/2048	5,367,557
6,250,000		Enterprise Products Operating LLC, Sr. Unsecd. Note, 4.850%, 3/15/2044	7,581,072
1,650,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.800%, 3/15/2035	2,075,326
5,870,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 6.375%, 3/1/2041	7,886,502
520,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, Series MTN, 6.950%, 1/15/2038	724,172
3,320,000		Kinder Morgan, Inc., Sr. Unsecd. Note, 3.250%, 8/1/2050	3,146,581
320,000		MPLX LP, Sr. Unsecd. Note, 4.500%, 4/15/2038	355,671
5,200,000		MPLX LP, Sr. Unsecd. Note, 4.900%, 4/15/2058	6,097,588
2,220,000		MPLX LP, Sr. Unsecd. Note, Series WI, 4.250%, 12/1/2027	2,445,779
1,631,000		ONEOK, Inc., Sr. Unsecd. Note, 2.200%, 9/15/2025	1,661,873
8,390,000		ONEOK, Inc., Sr. Unsecd. Note, 4.950%, 7/13/2047	9,827,882
3,850,000		Texas Eastern Transmission LP, Sr. Unsecd. Note, 144A, 2.800%, 10/15/2022	3,893,554
225,000		Williams Partners LP, Sr. Unsecd. Note, 4.850%, 3/1/2048	274,205
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value in U.S. Dollars
		CORPORATE BONDS— continued
		Energy - Midstream— continued
$ 7,275,000		Williams Partners LP, Sr. Unsecd. Note, 4.900%, 1/15/2045	$8,747,211
		TOTAL	101,017,648
		Energy - Oil Field Services— 0.0%
175,000		Burlington Resources, LLC., Sr. Unsecd. Note, 7.200%, 8/15/2031	249,173
615,000		Schlumberger Holdings Corp., Sr. Unsecd. Note, 144A, 4.000%, 12/21/2025	669,880
		TOTAL	919,053
		Energy - Refining— 0.5%
535,000		HollyFrontier Corp., Sr. Unsecd. Note, 5.875%, 4/1/2026	603,798
325,000		Marathon Petroleum Corp., Sr. Unsecd. Note, 4.500%, 4/1/2048	372,025
11,295,000		Marathon Petroleum Corp., Sr. Unsecd. Note, 4.750%, 9/15/2044	13,291,867
6,615,000		Phillips 66, Sr. Unsecd. Note, 0.900%, 2/15/2024	6,567,031
5,255,000		Phillips 66, Sr. Unsecd. Note, 1.300%, 2/15/2026	5,156,065
7,360,000		Phillips 66, Sr. Unsecd. Note, 4.875%, 11/15/2044	9,142,761
4,020,000		Valero Energy Corp., 7.500%, 4/15/2032	5,510,890
9,985,000		Valero Energy Corp., Sr. Unsecd. Note, 2.800%, 12/1/2031	9,832,984
395,000		Valero Energy Corp., Sr. Unsecd. Note, 4.350%, 6/1/2028	436,250
		TOTAL	50,913,671
		Financial Institution - Banking— 5.9%
10,350,000	[1]	JPMorgan Chase & Co., Sr. Unsecd. Note, 2.580%, 4/22/2032	10,443,433
4,905,000	[1]	Morgan Stanley, Sr. Unsecd. Note, 1.593%, 5/4/2027	4,852,284
4,995,000		American Express Co., 2.650%, 12/2/2022	5,104,232
355,000		American Express Co., Sr. Unsecd. Note, 3.000%, 10/30/2024	372,872
10,720,000		Associated Banc-Corp., Sub. Note, 4.250%, 1/15/2025	11,448,539
9,900,000		Bank of America Corp., Sr. Unsecd. Note, 2.572%, 10/20/2032	9,949,466
8,185,000		Bank of America Corp., Sr. Unsecd. Note, 2.592%, 4/29/2031	8,257,606
5,440,000		Bank of America Corp., Sr. Unsecd. Note, 2.687%, 4/22/2032	5,511,908
11,460,000		Bank of America Corp., Sr. Unsecd. Note, 3.419%, 12/20/2028	12,222,040
5,400,000		Bank of America Corp., Sr. Unsecd. Note, Series GMTN, 3.593%, 7/21/2028	5,810,582
7,000,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 1.898%, 7/23/2031	6,698,350
23,225,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 1.922%, 10/24/2031	22,181,766
10,000,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 2.087%, 6/14/2029	9,871,427
10,235,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 2.884%, 10/22/2030	10,587,247
8,440,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 3.824%, 1/20/2028	9,153,739
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value in U.S. Dollars
	CORPORATE BONDS— continued
	Financial Institution - Banking— continued
$ 1,622,000	Bank of America Corp., Sr. Unsecd. Note, Series MTN, 4.000%, 4/1/2024	$1,728,558
3,500,000	Bank of America Corp., Sub. Note, Series L, 3.950%, 4/21/2025	3,757,696
560,000	Bank of America Corp., Sub. Note, Series MTN, 4.200%, 8/26/2024	602,050
660,000	Bank of America Corp., Sub. Note, Series MTN, 4.450%, 3/3/2026	726,744
6,840,000	Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 3.250%, 9/11/2024	7,231,943
1,740,000	Bank of New York Mellon Corp., Sub. Note, Series MTN, 3.000%, 10/30/2028	1,857,856
480,000	Bank of New York Mellon, N.A., 3.400%, 5/15/2024	508,081
2,100,000	Capital One Bank, Sub. Note, 3.375%, 2/15/2023	2,162,075
2,160,000	Capital One Financial Corp., Sr. Unsecd. Note, 3.900%, 1/29/2024	2,280,557
15,085,000	Citigroup, Inc., Sr. Unsecd. Note, 2.572%, 6/3/2031	15,179,692
3,970,000	Citigroup, Inc., Sr. Unsecd. Note, 2.750%, 4/25/2022	3,999,647
895,000	Citigroup, Inc., Sr. Unsecd. Note, 2.876%, 7/24/2023	907,233
5,665,000	Citigroup, Inc., Sr. Unsecd. Note, 2.976%, 11/5/2030	5,893,872
9,070,000	Citigroup, Inc., Sr. Unsecd. Note, 3.106%, 4/8/2026	9,513,680
10,215,000	Citigroup, Inc., Sr. Unsecd. Note, 3.142%, 1/24/2023	10,251,839
7,000,000	Citigroup, Inc., Sr. Unsecd. Note, 3.300%, 4/27/2025	7,449,517
2,320,000	Citigroup, Inc., Sr. Unsecd. Note, 3.352%, 4/24/2025	2,430,081
5,000,000	Citigroup, Inc., Sr. Unsecd. Note, 3.887%, 1/10/2028	5,424,542
10,000,000	Citigroup, Inc., Sr. Unsecd. Note, 4.412%, 3/31/2031	11,413,269
3,080,000	Citigroup, Inc., Sr. Unsecd. Note, 4.500%, 1/14/2022	3,095,067
345,000	Citigroup, Inc., Sub. Note, 4.450%, 9/29/2027	383,995
13,600,000	Citizens Financial Group, Inc., Sub. Note, 2.638%, 9/30/2032	13,633,066
6,770,000	Comerica, Inc., 3.800%, 7/22/2026	7,347,630
6,980,000	Compass Bank, Birmingham, Sub. Note, Series BKNT, 3.875%, 4/10/2025	7,527,767
7,540,000	Fifth Third Bancorp, Sr. Unsecd. Note, 3.650%, 1/25/2024	7,934,918
4,280,000	Fifth Third Bank, Sr. Unsecd. Note, Series BKNT, 2.250%, 2/1/2027	4,391,889
14,145,000	FNB Corp. (PA), Sr. Unsecd. Note, 2.200%, 2/24/2023	14,315,168
10,375,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 1.948%, 10/21/2027	10,357,039
5,815,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 1.992%, 1/27/2032	5,571,572
10,000,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 2.600%, 2/7/2030	10,145,769
12,000,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.500%, 11/16/2026	12,788,378
6,000,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.691%, 6/5/2028	6,471,744
10,000,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.800%, 3/15/2030	10,978,564
8,000,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.814%, 4/23/2029	8,721,518
8,150,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, Series DMTN, 2.383%, 7/21/2032	8,002,587
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value in U.S. Dollars
		CORPORATE BONDS— continued
		Financial Institution - Banking— continued
$ 500,000		HSBC Holdings PLC, Jr. Sub. Note, 6.375%, 9/30/2070	$538,138
7,445,000		HSBC Holdings PLC, Sr. Unsecd. Note, 1.589%, 5/24/2027	7,278,073
2,400,000		HSBC Holdings PLC, Sr. Unsecd. Note, 3.262%, 3/13/2023	2,417,025
10,000,000		HSBC Holdings PLC, Sr. Unsecd. Note, 3.900%, 5/25/2026	10,819,170
4,450,000		HSBC USA, Inc., Sr. Unsecd. Note, 3.500%, 6/23/2024	4,714,025
4,500,000		Huntington Bancshares, Inc., Sr. Unsecd. Note, 4.000%, 5/15/2025	4,871,249
720,000		JPMorgan Chase & Co., Jr. Sub. Deb., Series X, 6.100%, 4/1/2170	762,750
610,000		JPMorgan Chase & Co., Jr. Sub. Note, Series FF, 5.000%, 2/1/2170	622,581
15,175,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 1.764%, 11/19/2031	14,365,637
3,990,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 1.953%, 2/4/2032	3,827,805
15,000,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 2.522%, 4/22/2031	15,149,235
2,000,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.300%, 4/1/2026	2,133,909
7,450,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.509%, 1/23/2029	8,017,698
10,000,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.540%, 5/1/2028	10,744,991
410,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.559%, 4/23/2024	425,193
10,000,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.702%, 5/6/2030	10,905,677
235,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.882%, 7/24/2038	269,704
245,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 4.023%, 12/5/2024	258,961
4,000,000		JPMorgan Chase & Co., Sub. Note, 3.375%, 5/1/2023	4,144,815
635,000		Lloyds Banking Group PLC, Sub. Note, 4.650%, 3/24/2026	701,407
2,550,000		M&T Bank Corp., Sr. Unsecd. Note, 3.550%, 7/26/2023	2,653,482
5,000,000		Manufacturers & Traders Trust Co., Sr. Unsecd. Note, Series BKNT, 2.500%, 5/18/2022	5,039,688
5,000,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 2.239%, 7/21/2032	4,903,626
1,665,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 2.699%, 1/22/2031	1,711,273
425,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 3.125%, 1/23/2023	436,765
12,000,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 3.772%, 1/24/2029	13,108,692
685,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 4.000%, 7/23/2025	743,574
12,000,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 4.431%, 1/23/2030	13,698,602
11,990,000		Morgan Stanley, Sr. Unsecd. Note, Series MTN, 1.794%, 2/13/2032	11,367,174
2,000,000	[2]	Morgan Stanley, Sr. Unsecd. Note, Series MTN, 7.251% (US CPI Urban Consumers YoY NSA +2.000%), 5/17/2023	2,114,502
5,000,000		Morgan Stanley, Sub. Note, 3.950%, 4/23/2027	5,467,806
6,300,000		Morgan Stanley, Sub. Note, Series MTN, 4.100%, 5/22/2023	6,587,582
500,000		Natwest Group PLC, Sub. Deb., 6.125%, 12/15/2022	526,178
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value in U.S. Dollars
		CORPORATE BONDS— continued
		Financial Institution - Banking— continued
$ 160,000		Natwest Group PLC, Sub. Note, 6.000%, 12/19/2023	$174,551
5,100,000		PNC Bank, N.A., Sr. Unsecd. Note, Series BKNT, 3.250%, 1/22/2028	5,522,007
6,215,000		PNC Bank, N.A., Sub. Note, Series BKNT, 2.700%, 11/1/2022	6,330,212
3,245,000		PNC Financial Services Group, Sr. Unsecd. Note, 2.550%, 1/22/2030	3,347,330
63,917	[3]	Regional Diversified Funding, 144A, 9.250%, 3/15/2030	26,845
6,105,000		Regions Financial Corp., Sr. Unsecd. Note, 2.250%, 5/18/2025	6,274,097
3,000,000		State Street Corp., Sr. Unsecd. Note, 3.550%, 8/18/2025	3,255,072
1,930,000		State Street Corp., Sr. Unsecd. Note, Series WI, 2.825%, 3/30/2023	1,944,220
370,000		State Street Corp., Sub. Deb., 3.031%, 11/1/2034	387,740
8,000,000		State Street Corp., Sub. Note, 2.200%, 3/3/2031	7,957,413
2,495,000		Synovus Bank GA, Sr. Unsecd. Note, 2.289%, 2/10/2023	2,499,948
350,000		Truist Bank, Sub. Deb., Series BKNT, 2.636%, 9/17/2029	361,285
3,310,000		Truist Bank, Sub. Note, Series BKNT, 3.300%, 5/15/2026	3,534,537
10,250,000		Truist Bank, Sub. Note, Series BKNT, 3.800%, 10/30/2026	11,235,984
4,000,000		Truist Financial Corp., Sr. Unsecd. Note, 4.000%, 5/1/2025	4,335,507
500,000		Truist Financial Corp., Sub. Note, 6.000%, 2/15/2026	581,928
10,335,000		US Bancorp, Sr. Unsecd. Note, Series MTN, 1.375%, 7/22/2030	9,764,495
265,000		Wells Fargo & Co., Series MTN, 4.100%, 6/3/2026	289,211
12,570,000		Wells Fargo & Co., Sr. Unsecd. Note, 2.188%, 4/30/2026	12,840,959
8,400,000		Wells Fargo & Co., Sr. Unsecd. Note, 3.000%, 10/23/2026	8,845,566
10,825,000		Wells Fargo & Co., Sr. Unsecd. Note, Series MTN, 2.393%, 6/2/2028	10,972,681
10,240,000		Wells Fargo & Co., Sr. Unsecd. Note, Series MTN, 2.879%, 10/30/2030	10,630,819
18,650,000		Wells Fargo & Co., Sr. Unsecd. Note, Series MTN, 3.584%, 5/22/2028	20,093,117
435,000		Westpac Banking Corp., Sub. Note, Series GMTN, 4.322%, 11/23/2031	472,214
		TOTAL	660,455,819
		Financial Institution - Broker/Asset Mgr/Exchange— 0.3%
2,845,000	[1]	BlackRock, Inc., Sr. Unsecd. Note, 1.900%, 1/28/2031	2,832,243
2,645,000		FMR LLC, Bond, 144A, 7.570%, 6/15/2029	3,690,063
2,810,000		Invesco Finance PLC, Sr. Unsecd. Note, 3.750%, 1/15/2026	3,051,119
4,220,000		Jefferies Group LLC, Sr. Unsecd. Note, 2.750%, 10/15/2032	4,210,710
3,265,000		Nuveen LLC, Sr. Unsecd. Note, 144A, 4.000%, 11/1/2028	3,667,437
4,105,000		Raymond James Financial, Inc., Sr. Unsecd. Note, 4.650%, 4/1/2030	4,786,299
3,580,000		Stifel Financial Corp., 4.250%, 7/18/2024	3,842,708
5,240,000		Stifel Financial Corp., Sr. Unsecd. Note, 4.000%, 5/15/2030	5,813,716
5,085,000		TIAA Asset Management Finance Co. LLC, Sr. Unsecd. Note, 144A, 4.125%, 11/1/2024	5,500,980
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value in U.S. Dollars
	CORPORATE BONDS— continued
	Financial Institution - Broker/Asset Mgr/Exchange— continued
$ 435,000	XLIT Ltd., Sub. Note, 4.450%, 3/31/2025	$473,754
	TOTAL	37,869,029
	Financial Institution - Finance Companies— 0.6%
8,000,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, Sr. Unsecd. Note, 2.450%, 10/29/2026	8,024,720
5,420,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, Sr. Unsecd. Note, 3.000%, 10/29/2028	5,461,915
11,725,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, Sr. Unsecd. Note, 3.400%, 10/29/2033	11,814,519
6,500,000	Discover Bank, Sr. Unsecd. Note, Series BKNT, 4.650%, 9/13/2028	7,438,027
3,975,000	Discover Financial Services, Sr. Unsecd. Note, 3.850%, 11/21/2022	4,095,487
9,370,000	GE Capital Funding LLC, Sr. Unsecd. Note, 4.400%, 5/15/2030	11,148,230
12,753,000	GE Capital International Funding, Inc., Sr. Unsecd. Note, 4.418%, 11/15/2035	15,428,471
250,000	International Lease Finance Corp., 5.875%, 8/15/2022	258,983
743,000	Susa Partnership LP, Deb., 7.500%, 12/1/2027	986,939
	TOTAL	64,657,291
	Financial Institution - Insurance - Health— 0.0%
5,080,000	UnitedHealth Group, Inc., Sr. Unsecd. Note, 2.900%, 5/15/2050	5,206,790
	Financial Institution - Insurance - Life— 1.0%
11,000,000	American International Group, Inc., 4.500%, 7/16/2044	13,494,220
2,600,000	American International Group, Inc., Sr. Unsecd. Note, 4.125%, 2/15/2024	2,770,843
3,600,000	AXA-UAP, Sub. Note, 8.600%, 12/15/2030	5,227,861
5,535,000	Belrose Funding Trust, Sr. Unsecd. Note, 2.330%, 8/15/2030	5,464,642
7,780,000	Lincoln National Corp., Sr. Note, 7.000%, 6/15/2040	11,990,380
2,650,000	Massachusetts Mutual Life Insurance Co., Sub. Note, 144A, 5.375%, 12/1/2041	3,552,024
4,968,000	Massachusetts Mutual Life Insurance Co., Sub. Note, 144A, 8.875%, 6/1/2039	8,194,235
330,000	MetLife, Inc., Jr. Sub. Note, 6.400%, 12/15/2036	409,834
2,200,000	MetLife, Inc., Jr. Sub. Note, 10.750%, 8/1/2039	3,767,935
5,000,000	MetLife, Inc., Sr. Unsecd. Note, 4.050%, 3/1/2045	6,011,130
16,268,000	Northwestern Mutual Life Insurance Co., Sr. Unsecd. Note, 144A, 3.625%, 9/30/2059	18,353,198
5,060,000	Pacific Life Insurance Co., Sub. Note, 144A, 4.300%, 10/24/2067	6,014,378
3,000,000	Pacific LifeCorp., Bond, 144A, 6.600%, 9/15/2033	4,235,827
2,070,000	Penn Mutual Life Insurance Co., Sr. Note, 144A, 7.625%, 6/15/2040	3,096,769
5,450,000	Principal Financial Group, Inc., Sr. Unsecd. Note, 3.100%, 11/15/2026	5,809,640
2,190,000	Principal Financial Group, Inc., Sr. Unsecd. Note, 3.300%, 9/15/2022	2,242,559
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value in U.S. Dollars
		CORPORATE BONDS— continued
		Financial Institution - Insurance - Life— continued
$ 8,000,000		Prudential Financial, Inc., Series MTN, 5.100%, 8/15/2043	$9,793,183
1,050,000		Prudential Financial, Inc., Series MTN, 6.625%, 12/1/2037	1,548,464
2,050,000		Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 6.200%, 11/15/2040	2,940,654
		TOTAL	114,917,776
		Financial Institution - Insurance - P&C— 0.7%
1,000,000		Assured Guaranty US Holding, Inc., 7.000%, 6/1/2034	1,370,048
255,000		Berkshire Hathaway Finance Corp., Sr. Unsecd. Note, 4.200%, 8/15/2048	315,193
3,500,000		Berkshire Hathaway, Inc., Sr. Unsecd. Note, 3.125%, 3/15/2026	3,746,371
4,350,000		Chubb INA Holdings, Inc., 3.350%, 5/3/2026	4,688,253
10,175,000		Chubb INA Holdings, Inc., Sr. Unsecd. Note, 1.375%, 9/15/2030	9,526,045
3,700,000		Chubb INA Holdings, Inc., Sr. Unsecd. Note, 3.350%, 5/15/2024	3,914,897
1,000,000		Cincinnati Financial Corp., 6.920%, 5/15/2028	1,296,203
2,395,000		CNA Financial Corp., Sr. Unsecd. Note, 2.050%, 8/15/2030	2,354,782
7,895,000		CNA Financial Corp., Sr. Unsecd. Note, 3.900%, 5/1/2029	8,794,750
4,930,000		Hartford Financial Services Group, Inc., Sr. Unsecd. Note, 2.900%, 9/15/2051	4,907,880
2,500,000		Hartford Financial Services Group, Inc., Sr. Unsecd. Note, 6.625%, 4/15/2042	3,650,132
1,103,000		Liberty Mutual Group, Inc., Sr. Unsecd. Note, 144A, 4.250%, 6/15/2023	1,157,699
6,862,000		Liberty Mutual Group, Inc., Sr. Unsecd. Note, 144A, 4.569%, 2/1/2029	7,976,947
4,100,000		Nationwide Mutual Insurance Co., Sub. Note, 144A, 4.950%, 4/22/2044	5,040,474
6,600,000		Nationwide Mutual Insurance Co., Sub. Note, 144A, 9.375%, 8/15/2039	11,652,680
335,000		Teachers Insurance & Annuity Association of America, Sub. Note, 144A, 4.900%, 9/15/2044	441,673
7,295,000		Travelers Cos., Inc., Sr. Unsecd. Note, 2.550%, 4/27/2050	7,119,164
		TOTAL	77,953,191
		Financial Institution - REIT - Apartment— 0.5%
8,350,000	[1]	UDR, Inc., Sr. Unsecd. Note, Series MTN, 2.100%, 6/15/2033	7,964,684
12,130,000		Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 3.350%, 5/15/2027	13,134,443
2,240,000		Camden Property Trust, Sr. Unsecd. Note, 2.800%, 5/15/2030	2,356,439
3,745,000		Mid-America Apartment Communities LP, 4.000%, 11/15/2025	4,087,008
5,100,000		Mid-America Apartment Communities LP, Sr. Unsecd. Note, 3.750%, 6/15/2024	5,407,918
3,360,000		Mid-America Apartment Communities LP, Sr. Unsub. Note, 1.700%, 2/15/2031	3,187,456
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value in U.S. Dollars
	CORPORATE BONDS— continued
	Financial Institution - REIT - Apartment— continued
$ 1,955,000	Post Apartment Homes LP, Sr. Unsecd. Note, 3.375%, 12/1/2022	$1,994,528
1,905,000	UDR, Inc., Sr. Unsecd. Note, 3.100%, 11/1/2034	1,996,535
2,100,000	UDR, Inc., Sr. Unsecd. Note, Series GMTN, 3.500%, 1/15/2028	2,275,857
10,100,000	UDR, Inc., Sr. Unsecd. Note, Series MTN, 2.100%, 8/1/2032	9,660,072
	TOTAL	52,064,940
	Financial Institution - REIT - Healthcare— 0.4%
3,000,000	Health Care REIT, Inc., Sr. Unsecd. Note, 4.000%, 6/1/2025	3,235,373
7,680,000	Healthcare Trust of America, Sr. Unsecd. Note, 2.000%, 3/15/2031	7,256,835
4,110,000	Healthcare Trust of America, Sr. Unsecd. Note, 3.100%, 2/15/2030	4,271,777
6,225,000	Physicians Realty Trust, Sr. Unsecd. Note, 2.625%, 11/1/2031	6,226,593
5,000,000	Physicians Realty Trust, Sr. Unsecd. Note, 3.950%, 1/15/2028	5,521,623
3,650,000	Physicians Realty Trust, Sr. Unsecd. Note, 4.300%, 3/15/2027	4,076,261
6,155,000	Welltower, Inc., Sr. Unsecd. Note, 2.750%, 1/15/2031	6,341,016
6,050,000	Welltower, Inc., Sr. Unsecd. Note, 2.800%, 6/1/2031	6,196,627
2,500,000	Welltower, Inc., Sr. Unsecd. Note, 4.250%, 4/1/2026	2,754,399
	TOTAL	45,880,504
	Financial Institution - REIT - Office— 0.2%
5,310,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 1.875%, 2/1/2033	5,006,816
2,220,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.950%, 1/15/2027	2,424,748
5,000,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 4.900%, 12/15/2030	6,037,690
5,330,000	Boston Properties LP, Sr. Unsecd. Note, 3.200%, 1/15/2025	5,598,554
1,180,000	Boston Properties LP, Sr. Unsecd. Note, 3.250%, 1/30/2031	1,234,872
4,810,000	Piedmont Operating Partnership, LP, Sr. Unsecd. Note, 2.750%, 4/1/2032	4,757,440
	TOTAL	25,060,120
	Financial Institution - REIT - Other— 0.2%
440,000	Host Hotels & Resorts LP, Sr. Unsecd. Note, Series D, 3.750%, 10/15/2023	461,393
7,400,000	WP Carey, Inc., Sr. Unsecd. Note, 2.400%, 2/1/2031	7,333,910
2,925,000	WP Carey, Inc., Sr. Unsecd. Note, 3.850%, 7/15/2029	3,249,073
10,000,000	WP Carey, Inc., Sr. Unsecd. Note, 4.600%, 4/1/2024	10,676,868
	TOTAL	21,721,244
	Financial Institution - REIT - Retail— 0.2%
3,390,000	Kimco Realty Corp., Sr. Unsecd. Note, 1.900%, 3/1/2028	3,351,049
8,810,000	Kimco Realty Corp., Sr. Unsecd. Note, 2.800%, 10/1/2026	9,257,416
1,530,000	Kimco Realty Corp., Sr. Unsecd. Note, 3.400%, 11/1/2022	1,560,093
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value in U.S. Dollars
		CORPORATE BONDS— continued
		Financial Institution - REIT - Retail— continued
$ 3,330,000		Regency Centers LP, Sr. Unsecd. Note, 4.125%, 3/15/2028	$3,714,557
		TOTAL	17,883,115
		Municipal Services— 0.0%
1,405,000		Camp Pendleton & Quantico Housing LLC, 5.572%, 10/1/2050	1,771,000
		Sovereign— 0.0%
3,700,000		Inter-American Development Bank, Series MTN, 6.750%, 7/15/2027	4,720,490
		Supranational— 0.0%
1,875,000		Corp Andina De Fomento, Sr. Unsecd. Note, 4.375%, 6/15/2022	1,913,229
		Technology— 2.3%
2,650,000	[1]	Microsoft Corp., Sr. Unsecd. Note, 2.400%, 8/8/2026	2,765,867
5,000,000	[1]	Oracle Corp., Sr. Unsecd. Note, 2.500%, 5/15/2022	5,030,127
3,965,000	[1]	Apple, Inc., Sr. Unsecd. Note, 2.375%, 2/8/2041	3,893,019
3,300,000	[1]	VMware, Inc., Sr. Unsecd. Note, 1.400%, 8/15/2026	3,226,469
2,575,000	[1]	VMware, Inc., Sr. Unsecd. Note, 2.200%, 8/15/2031	2,509,587
2,000,000		Apple, Inc., 3.450%, 5/6/2024	2,116,842
555,000		Apple, Inc., 3.850%, 5/4/2043	659,767
7,000,000		Apple, Inc., Sr. Unsecd. Note, 2.900%, 9/12/2027	7,443,979
9,600,000		Apple, Inc., Sr. Unsecd. Note, 4.450%, 5/6/2044	12,448,371
6,800,000		Automatic Data Processing, Inc., 3.375%, 9/15/2025	7,295,034
5,602,000		Broadcom, Inc., Sr. Unsecd. Note, 4.110%, 9/15/2028	6,134,019
6,498,000		Broadcom, Inc., Sr. Unsecd. Note, 4.150%, 11/15/2030	7,110,550
3,953,000		Broadcom, Inc., Sr. Unsecd. Note, 144A, 3.137%, 11/15/2035	3,889,673
352,000		Broadcom, Inc., Sr. Unsecd. Note, 144A, 3.187%, 11/15/2036	346,955
9,953,000		Broadcom, Inc., Sr. Unsecd. Note, 144A, 3.419%, 4/15/2033	10,264,978
1,815,000		Broadcom, Inc., Sr. Unsecd. Note, 144A, 3.750%, 2/15/2051	1,891,474
9,315,000		CDW LLC / CDW Finance, Sr. Unsecd. Note, 2.670%, 12/1/2026	9,390,777
2,000,000		Cisco Systems, Inc., 3.625%, 3/4/2024	2,125,285
7,995,000		Dell International LLC / EMC Corp., Sec. Fac. Bond, 5.850%, 7/15/2025	9,152,494
5,185,000		Equifax, Inc., Sr. Unsecd. Note, 2.600%, 12/1/2024	5,379,286
1,535,000		Experian Finance PLC., Sr. Unsecd. Note, 144A, 4.250%, 2/1/2029	1,722,440
2,280,000		Fidelity National Information Services, Inc., Sr. Unsecd. Note, 3.100%, 3/1/2041	2,281,905
6,885,000		Fiserv, Inc., Sr. Unsecd. Note, 3.500%, 7/1/2029	7,344,738
6,585,000		Fiserv, Inc., Sr. Unsecd. Note, 3.800%, 10/1/2023	6,919,073
775,000		IBM Corp., Sr. Unsecd. Note, 2.850%, 5/13/2022	783,732
6,000,000		Intel Corp., Sr. Unsecd. Note, 3.700%, 7/29/2025	6,499,457
5,630,000		Keysight Technologies, Inc., 4.550%, 10/30/2024	6,129,625
5,955,000		Keysight Technologies, Inc., Sr. Unsecd. Note, 3.000%, 10/30/2029	6,296,935
6,100,000		Lam Research Corp., Sr. Unsecd. Note, 4.000%, 3/15/2029	6,865,226
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value in U.S. Dollars
		CORPORATE BONDS— continued
		Technology— continued
$ 10,995,000		Micron Technology, Inc., Sr. Unsecd. Note, 3.366%, 11/1/2041	$11,092,581
4,500,000		Micron Technology, Inc., Sr. Unsecd. Note, 4.975%, 2/6/2026	5,034,127
1,297,000		Microsoft Corp., Sr. Unsecd. Note, 2.675%, 6/1/2060	1,296,652
2,857,000		Microsoft Corp., Sr. Unsecd. Note, 2.921%, 3/17/2052	3,046,521
6,123,000		Microsoft Corp., Sr. Unsecd. Note, 3.041%, 3/17/2062	6,632,553
2,000,000		Microsoft Corp., Sr. Unsecd. Note, 3.125%, 11/3/2025	2,138,095
284,000		Microsoft Corp., Sr. Unsecd. Note, 3.450%, 8/8/2036	326,806
7,000,000		Oracle Corp., 6.500%, 4/15/2038	9,851,654
6,070,000		Oracle Corp., Sr. Unsecd. Note, 1.650%, 3/25/2026	6,043,322
12,665,000		Oracle Corp., Sr. Unsecd. Note, 2.950%, 4/1/2030	13,089,870
6,070,000		Oracle Corp., Sr. Unsecd. Note, 3.650%, 3/25/2041	6,328,772
2,100,000		SAIC, Inc., Company Guarantee, Series 1, 5.950%, 12/1/2040	2,671,312
1,650,000		Skyworks Solutions, Inc., Sr. Unsecd. Note, 1.800%, 6/1/2026	1,649,691
5,430,000		Total System Services, Inc., Sr. Unsecd. Note, 4.450%, 6/1/2028	6,041,576
1,970,000		Total System Services, Inc., Sr. Unsecd. Note, 4.800%, 4/1/2026	2,187,029
1,750,000		Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 9/12/2022	1,794,088
2,485,000		Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 3/15/2029	2,803,942
8,000,000		Verisk Analytics, Inc., Unsecd. Note, 4.000%, 6/15/2025	8,673,634
7,715,000		Vontier Corp., Sr. Unsecd. Note, 144A, 1.800%, 4/1/2026	7,580,026
10,000,000		Vontier Corp., Sr. Unsecd. Note, 144A, 2.950%, 4/1/2031	9,894,000
		TOTAL	256,093,935
		Technology Services— 0.2%
4,360,000		Fortinet, Inc., Sr. Unsecd. Note, 1.000%, 3/15/2026	4,244,979
4,700,000		Global Payments, Inc., Sr. Unsecd. Note, 1.200%, 3/1/2026	4,557,748
14,000,000		Global Payments, Inc., Sr. Unsecd. Note, 2.150%, 1/15/2027	14,006,013
1,405,000		Global Payments, Inc., Sr. Unsecd. Note, 2.900%, 5/15/2030	1,424,119
2,450,000		Verisign, Inc., Sr. Unsecd. Note, 2.700%, 6/15/2031	2,476,374
		TOTAL	26,709,233
		Transportation - Airlines— 0.2%
3,950,000		Southwest Airlines Co., Sr. Unsecd. Note, 4.750%, 5/4/2023	4,147,643
2,150,000		Southwest Airlines Co., Sr. Unsecd. Note, 5.125%, 6/15/2027	2,451,083
9,134,000		Southwest Airlines Co., Sr. Unsecd. Note, 5.250%, 5/4/2025	10,154,887
		TOTAL	16,753,613
		Transportation - Railroads— 0.4%
5,000,000	[1]	Canadian Pacific Railway Co., Sr. Unsecd. Note, 2.900%, 2/1/2025	5,243,679
6,590,000	[1]	Union Pacific Corp., Sr. Unsecd. Note, 2.375%, 5/20/2031	6,731,855
1,898,000		Burlington Northern Santa Fe Corp., 3.050%, 9/1/2022	1,925,046
1,850,000		Canadian Pacific Railway Co., 7.125%, 10/15/2031	2,569,749
1,570,000		Canadian Pacific Railway Co., Sr. Unsecd. Note, 1.750%, 12/2/2026	1,571,812
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value in U.S. Dollars
		CORPORATE BONDS— continued
		Transportation - Railroads— continued
$ 2,725,000		Canadian Pacific Railway Co., Sr. Unsecd. Note, 2.050%, 3/5/2030	$2,699,351
1,470,000		Canadian Pacific Railway Co., Sr. Unsecd. Note, 3.000%, 12/2/2041	1,498,383
3,445,000		CSX Corp., Sr. Unsecd. Note, 3.800%, 4/15/2050	4,037,529
5,925,000		Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.000%, 5/15/2023	6,085,921
4,660,000		Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 4.700%, 5/1/2048	5,924,771
6,565,000		Union Pacific Corp., Sr. Unsecd. Note, 2.400%, 2/5/2030	6,731,015
		TOTAL	45,019,111
		Transportation - Services— 0.7%
6,620,000		Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, 144A, 5.625%, 3/15/2042	9,197,009
4,510,000		FedEx Corp., Sr. Unsecd. Note, 3.250%, 5/15/2041	4,605,652
545,000		FedEx Corp., Sr. Unsecd. Note, 3.900%, 2/1/2035	610,685
8,075,000		FedEx Corp., Sr. Unsecd. Note, 4.050%, 2/15/2048	9,199,946
10,625,000		GXO Logistics, Inc., Sr. Unsecd. Note, 144A, 1.650%, 7/15/2026	10,409,259
6,395,000		GXO Logistics, Inc., Sr. Unsecd. Note, 144A, 2.650%, 7/15/2031	6,325,135
10,000,000		Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 1.700%, 6/15/2026	9,928,008
8,750,000		Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 3.375%, 2/1/2022	8,750,000
7,135,000		Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 4.000%, 7/15/2025	7,714,557
6,135,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.900%, 12/1/2026	6,432,729
8,000,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.400%, 3/1/2023	8,250,691
		TOTAL	81,423,671
		Utility - Electric— 2.3%
8,000,000	[1]	EDP Finance BV, Sr. Unsecd. Note, 144A, 1.710%, 1/24/2028	7,805,439
3,150,000		AEP Texas, Inc., Sr. Unsecd. Note, 3.850%, 10/1/2025	3,367,666
8,000,000		Ameren Corp., Sr. Unsecd. Note, 1.750%, 3/15/2028	7,776,526
3,790,000		Ameren Corp., Sr. Unsecd. Note, 1.950%, 3/15/2027	3,789,563
2,960,000		Ameren Corp., Sr. Unsecd. Note, 3.650%, 2/15/2026	3,175,674
535,000		American Electric Power Co., Inc., Sr. Unsecd. Note, 3.250%, 3/1/2050	540,507
2,125,000		American Electric Power Co., Inc., Sr. Unsecd. Note, Series F, 2.950%, 12/15/2022	2,162,118
3,835,000		American Electric Power Co., Inc., Sr. Unsecd. Note, Series M, 0.750%, 11/1/2023	3,803,715
6,275,000		Berkshire Hathaway Energy Co., Sr. Unsecd. Note, Series WI, 4.050%, 4/15/2025	6,832,343
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value in U.S. Dollars
	CORPORATE BONDS— continued
	Utility - Electric— continued
$ 5,045,000	Black Hills Corp., Sr. Unsecd. Note, 2.500%, 6/15/2030	$5,029,996
1,600,000	Consolidated Edison Co., 4.625%, 12/1/2054	2,041,355
2,590,000	Consolidated Edison Co., Sr. Unsecd. Note, Series 20B, 3.950%, 4/1/2050	3,025,730
5,265,000	Dominion Energy, Inc., Jr. Sub. Note, 3.071%, 8/15/2024	5,483,932
2,025,000	Dominion Energy, Inc., Sr. Unsecd. Note, Series A, 1.450%, 4/15/2026	2,002,772
6,455,000	Dominion Energy, Inc., Sr. Unsecd. Note, Series C, 3.375%, 4/1/2030	6,862,146
12,020,000	Duke Energy Corp., Sr. Unsecd. Note, 3.750%, 9/1/2046	12,997,542
2,775,000	Duke Energy Indiana, Inc., 1st Mtg. Bond, 6.350%, 8/15/2038	4,014,843
427,000	Duke Energy Indiana, Inc., Sr. Deb., 6.120%, 10/15/2035	575,899
6,150,000	EDP Finance BV, Sr. Unsecd. Note, 144A, 3.625%, 7/15/2024	6,488,978
5,885,000	Electricite de France SA, Note, 144A, 5.600%, 1/27/2040	7,814,538
3,940,000	Emera US Finance LP, Sr. Unsecd. Note, 3.550%, 6/15/2026	4,219,823
15,600,000	Emera US Finance LP, Sr. Unsecd. Note, 4.750%, 6/15/2046	18,552,872
5,950,000	Enel Finance International NV, Sr. Unsecd. Note, 144A, 2.250%, 7/12/2031	5,824,480
513,000	Entergy Louisiana LLC, 1st Mtg. Bond, 5.400%, 11/1/2024	573,234
7,880,000	EverSource Energy, Sr. Unsecd. Note, 3.450%, 1/15/2050	8,419,655
6,955,000	EverSource Energy, Sr. Unsecd. Note, Series L, 2.900%, 10/1/2024	7,233,377
7,100,000	Exelon Corp., Sr. Unsecd. Note, 3.950%, 6/15/2025	7,630,573
4,012,000	Exelon Corp., Sr. Unsecd. Note, 4.450%, 4/15/2046	4,985,062
2,385,000	Exelon Corp., Sr. Unsecd. Note, 4.700%, 4/15/2050	3,077,764
3,220,000	FirstEnergy Transmission LLC, Sr. Unsecd. Note, 144A, 4.550%, 4/1/2049	3,772,414
6,043,000	Fortis, Inc. / Canada, Sr. Unsecd. Note, 3.055%, 10/4/2026	6,329,260
5,400,000	Gulf Power Co., 4.550%, 10/1/2044	6,333,122
1,250,000	Gulf Power Co., Sr. Unsecd. Note, Series 12-A, 3.100%, 5/15/2022	1,263,962
4,130,000	Kansas City Power and Light Co., Sr. Unsecd. Note, 4.200%, 3/15/2048	5,075,772
1,325,000	MidAmerican Energy Holdings Co., Sr. Unsecd. Note, 5.950%, 5/15/2037	1,817,716
8,040,000	National Rural Utilities Cooperative Finance Corp., Sr. Sub. Note, 5.250%, 4/20/2046	8,810,902
4,125,000	NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 3.150%, 4/1/2024	4,310,315
4,970,000	NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 3.550%, 5/1/2027	5,368,924
2,000,000	NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 3.625%, 6/15/2023	2,062,312
5,000,000	NiSource Finance Corp., Sr. Unsecd. Note, 3.950%, 3/30/2048	5,752,136
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value in U.S. Dollars
	CORPORATE BONDS— continued
	Utility - Electric— continued
$ 2,685,000	NiSource Finance Corp., Sr. Unsecd. Note, 4.375%, 5/15/2047	$3,238,194
250,000	Northern States Power Co., MN, 7.125%, 7/1/2025	298,762
7,805,000	Public Service Enterprises Group, Inc., Sr. Unsecd. Note, 2.450%, 11/15/2031	7,731,773
2,955,000	Public Service Enterprises Group, Inc., Sr. Unsecd. Note, 2.875%, 6/15/2024	3,069,158
3,150,000	Puget Energy, Inc., Sec. Fac. Bond, 2.379%, 6/15/2028	3,122,711
15,495,000	Southern Co., Jr. Sub. Note, Series B, 4.000%, 1/15/2051	15,785,531
6,920,000	Southern Co., Sr. Unsecd. Note, Series A, 3.700%, 4/30/2030	7,512,840
1,500,000	Southwestern Electric Power Co., Sr. Unsecd. Note, 6.200%, 3/15/2040	2,127,610
9,945,000	WEC Energy Group, Inc., Sr. Unsecd. Note, 0.550%, 9/15/2023	9,872,343
	TOTAL	259,763,879
	Utility - Natural Gas— 0.4%
2,930,000	Enbridge Energy Partners LP, Sr. Unsecd. Note, 5.500%, 9/15/2040	3,763,104
5,920,000	National Fuel Gas Co., Sr. Unsecd. Note, 2.950%, 3/1/2031	5,999,198
2,870,000	National Fuel Gas Co., Sr. Unsecd. Note, 3.950%, 9/15/2027	3,015,685
8,320,000	National Fuel Gas Co., Sr. Unsecd. Note, 5.500%, 1/15/2026	9,433,554
450,000	Sempra Energy, Sr. Unsecd. Note, 2.900%, 2/1/2023	460,143
5,300,000	Sempra Energy, Sr. Unsecd. Note, 3.550%, 6/15/2024	5,621,960
1,160,000	Sempra Energy, Sr. Unsecd. Note, 6.000%, 10/15/2039	1,612,292
7,490,000	Southern Natural Gas, Sr. Unsecd. Note, 144A, 4.800%, 3/15/2047	9,202,170
135,000	TransCanada PipeLines Ltd., Sr. Unsecd. Note, 6.200%, 10/15/2037	184,724
	TOTAL	39,292,830
	Utility - Natural Gas Distributor— 0.0%
1,765,000	Southern Co. Gas Capital, Sr. Unsecd. Note, 3.950%, 10/1/2046	1,998,595
2,045,000	The East Ohio Gas Company, Sr. Unsecd. Note, 144A, 3.000%, 6/15/2050	2,049,268
	TOTAL	4,047,863
	TOTAL CORPORATE BONDS (IDENTIFIED COST $3,505,407,935)	3,736,926,393
	U.S. TREASURIES— 20.4%
	U.S. Treasury Bonds— 6.6%
619,549,500	United States Treasury Bond, 2.000%, 8/15/2051	648,601,911
4,845,000	United States Treasury Bond, 2.250%, 8/15/2049	5,318,830
13,420,000	United States Treasury Bond, 2.375%, 11/15/2049	15,135,080
215,000	United States Treasury Bond, 2.500%, 2/15/2045	240,753
250,000	United States Treasury Bond, 2.500%, 2/15/2046	281,790
350,000	United States Treasury Bond, 2.500%, 5/15/2046	394,946
9,000,000	United States Treasury Bond, 2.750%, 11/15/2047	10,733,233
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value in U.S. Dollars
		U.S. TREASURIES— continued
		U.S. Treasury Bonds— continued
$ 9,000,000		United States Treasury Bond, 2.875%, 5/15/2043	$10,580,284
2,380,000		United States Treasury Bond, 2.875%, 8/15/2045	2,848,121
10,400,000		United States Treasury Bond, 2.875%, 5/15/2049	12,839,874
2,000,000		United States Treasury Bond, 3.000%, 5/15/2042	2,392,853
800,000		United States Treasury Bond, 3.000%, 11/15/2045	979,405
2,000,000		United States Treasury Bond, 3.000%, 2/15/2047	2,474,501
750,000		United States Treasury Bond, 3.000%, 5/15/2047	930,146
850,000		United States Treasury Bond, 3.000%, 8/15/2048	1,064,908
950,000		United States Treasury Bond, 3.125%, 8/15/2044	1,171,503
3,215,000		United States Treasury Bond, 3.125%, 5/15/2048	4,112,740
2,885,000		United States Treasury Bond, 3.750%, 8/15/2041	3,806,903
3,100,000	[1]	United States Treasury Bond, 4.500%, 2/15/2036	4,323,912
5,000,000		United States Treasury Bond, 5.250%, 11/15/2028	6,300,296
4,000,000		United States Treasury Bond, 7.125%, 2/15/2023	4,328,462
		TOTAL	738,860,451
		U.S. Treasury Notes— 13.8%
53,453		U.S. Treasury Inflation-Protected Notes, 0.125%, 10/15/2024	57,295
228,856		U.S. Treasury Inflation-Protected Notes, 0.125%, 7/15/2026	248,810
5,169,364		U.S. Treasury Inflation-Protected Notes, 0.125%, 10/15/2026	5,627,105
182,949,359		U.S. Treasury Inflation-Protected Notes, 0.125%, 7/15/2031	205,299,330
7,788,078		U.S. Treasury Inflation-Protected Notes, 0.250%, 2/15/2050	9,516,629
1,021,932		U.S. Treasury Inflation-Protected Notes, 0.375%, 1/15/2027	1,126,022
241,075		U.S. Treasury Inflation-Protected Notes, 0.375%, 7/15/2027	267,981
3,262,590		U.S. Treasury Inflation-Protected Notes, 0.500%, 4/15/2024	3,496,198
291,195		U.S. Treasury Inflation-Protected Notes, 0.750%, 2/15/2045	377,673
325,881		U.S. Treasury Inflation-Protected Notes, 0.875%, 1/15/2029	379,562
117,725,000		United States Treasury Note, 0.125%, 8/31/2023	116,991,114
148,691,000		United States Treasury Note, 0.250%, 9/30/2023	148,033,072
6,000,000		United States Treasury Note, 0.250%, 7/31/2025	5,838,854
9,200,000		United States Treasury Note, 0.250%, 8/31/2025	8,939,508
265,000		United States Treasury Note, 0.250%, 9/30/2025	257,390
6,540,000		United States Treasury Note, 0.375%, 9/15/2024	6,468,964
11,000,000		United States Treasury Note, 0.375%, 11/30/2025	10,703,569
12,000,000		United States Treasury Note, 0.375%, 7/31/2027	11,448,439
10,410,000		United States Treasury Note, 0.375%, 9/30/2027	9,898,154
5,400,000		United States Treasury Note, 0.500%, 4/30/2027	5,202,964
1,500,000		United States Treasury Note, 0.500%, 10/31/2027	1,434,421
22,200,000		United States Treasury Note, 0.750%, 3/31/2026	21,869,475
8,200,000		United States Treasury Note, 0.750%, 4/30/2026	8,071,315
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value in U.S. Dollars
		U.S. TREASURIES— continued
		U.S. Treasury Notes— continued
$109,090,000		United States Treasury Note, 0.875%, 9/30/2026	$107,693,823
11,350,000		United States Treasury Note, 0.875%, 11/15/2030	10,854,281
700,000		United States Treasury Note, 1.125%, 2/28/2027	698,167
1,000,000		United States Treasury Note, 1.125%, 2/29/2028	990,519
11,000,000		United States Treasury Note, 1.250%, 3/31/2028	10,958,078
15,645,000		United States Treasury Note, 1.250%, 4/30/2028	15,578,252
53,955,000		United States Treasury Note, 1.250%, 9/30/2028	53,546,609
728,000,000	[1]	United States Treasury Note, 1.375%, 11/15/2031	723,677,500
270,000		United States Treasury Note, 1.625%, 5/15/2026	276,027
21,650,000	[4]	United States Treasury Note, 1.750%, 12/31/2026	22,299,102
6,180,000		United States Treasury Note, 2.000%, 4/30/2024	6,373,798
1,300,000		United States Treasury Note, 2.125%, 9/30/2024	1,348,914
1,300,000		United States Treasury Note, 2.250%, 11/15/2025	1,360,794
180,000		United States Treasury Note, 2.375%, 5/15/2027	191,128
100,000		United States Treasury Note, 2.375%, 5/15/2029	107,059
1,205,000		United States Treasury Note, 2.500%, 5/15/2024	1,257,507
130,000		United States Treasury Note, 2.625%, 2/15/2029	141,206
4,800,000		United States Treasury Note, 2.750%, 2/15/2028	5,219,987
455,000		United States Treasury Note, 2.875%, 5/15/2028	498,768
980,000		United States Treasury Note, 2.875%, 8/15/2028	1,076,685
400,000		United States Treasury Note, 3.125%, 11/15/2028	447,086
		TOTAL	1,546,149,134
		TOTAL U.S. TREASURIES (IDENTIFIED COST $2,231,833,841)	2,285,009,585
		COMMERCIAL MORTGAGE-BACKED SECURITIES— 1.0%
		Agency Commercial Mortgage-Backed Securities— 0.2%
6,100,000		FREMF Mortgage Trust 2013-K25 REMIC, Class B, 3.745%, 11/25/2045	6,240,279
11,890,000		FREMF Mortgage Trust 2015-K49 REMIC, Class B, 3.848%, 10/25/2048	12,590,276
		TOTAL	18,830,555
		Commercial Mortgage— 0.8%
4,500,000	[2]	Bank 2018-BN15, Class A4, 4.407% (12-month USLIBOR +0.000%), 11/15/2061	5,156,624
8,800,000		Bank 2019-BN16, Class A4, 4.005%, 2/15/2052	9,897,842
4,359,000		Bank, Class A5, 3.390%, 6/15/2060	4,701,712
8,890,000		Benchmark Mortgage Trust 2018-B1, Class A5, 3.666%, 1/15/2051	9,722,648
29,700,000		Benchmark Mortgage Trust 2018-B4, Class A5, 4.121%, 7/15/2051	33,442,592
2,600,000		CD Commercial Mortgage Trust 2016-CD1, Class A4, 2.724%, 8/10/2049	2,704,988
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value in U.S. Dollars
		COMMERCIAL MORTGAGE-BACKED SECURITIES— continued
		Commercial Mortgage— continued
$ 4,100,000		CD Commercial Mortgage Trust 2016-CD4, Class A4, 3.514%, 5/10/2050	$4,426,901
14,400,000		JPMDB Commercial Mortgage Securities Trust 2016-C4, Class A3, 3.141%, 12/15/2049	15,228,794
3,342,000		Wells Fargo Commercial Mortgage Trust 2017-C38, Class A5, 3.453%, 7/15/2050	3,612,410
		TOTAL	88,894,511
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $100,989,015)	107,725,066
		ASSET-BACKED SECURITIES— 0.3%
		Auto Receivables— 0.0%
4,323,678		AmeriCredit Automobile Receivables Trust 2017-2, Class D, 3.420%, 4/18/2023	4,342,918
		Credit Card— 0.3%
14,419,000	[2]	Master Credit Card Trust 2018-1A, Class A, 0.581% (1-month USLIBOR +0.490%), 7/21/2024	14,485,154
20,000,000	[2]	Trillium Credit Card Trust II 2020-1A, Class A, 0.462% (1-month USLIBOR +0.370%), 12/26/2024	20,030,496
		TOTAL	34,515,650
		Financial Institution - Finance Companies— 0.0%
64,417		Countrywide Home Loan, Inc., Class 2A1, 6.000%, 2/25/2037	32,473
		Other— 0.0%
32,139		Sofi Consumer Loan Program Trust 2016-1, Class A, 3.260%, 8/25/2025	32,354
		Student Loans— 0.0%
13,820	[2]	Navient Student Loan Trust 2020-A, Class A1, 0.440% (1-month USLIBOR +0.350%), 11/15/2068	13,890
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $38,904,272)	38,937,285
		FOREIGN GOVERNMENTS/AGENCIES— 0.2%
		Sovereign— 0.2%
5,350,000		Colombia, Government of, Sr. Unsecd. Note, 3.000%, 1/30/2030	4,872,031
15,000,000		Colombia, Government of, Sr. Unsecd. Note, 4.500%, 3/15/2029	15,314,400
2,150,000		Poland, Government of, 4.000%, 1/22/2024	2,274,915
4,000,000		Saudi Arabia, Government of, Sr. Unsecd. Note, 144A, 2.900%, 10/22/2025	4,193,840
		TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $27,295,415)	26,655,186
		MORTGAGE-BACKED SECURITIES— 0.0%
		Federal Home Loan Mortgage Corporation— 0.0%
383		Federal Home Loan Mortgage Corp., Pool C00879, 8.000%, 10/1/2029	438
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES— continued
	Federal Home Loan Mortgage Corporation— continued
$ 88	Federal Home Loan Mortgage Corp., Pool C41497, 7.500%, 9/1/2030	$102
138,389	Federal Home Loan Mortgage Corp., Pool G01989, 6.000%, 12/1/2035	160,421
17,728	Federal Home Loan Mortgage Corp., Pool G03381, 5.500%, 9/1/2037	20,313
387	Federal Home Loan Mortgage Corp., Pool G03927, 5.500%, 1/1/2038	445
149,360	Federal Home Loan Mortgage Corp., Pool G08451, 4.500%, 6/1/2041	164,355
5,528	Federal Home Loan Mortgage Corp., Pool G14615, 4.500%, 9/1/2026	5,825
5,840	Federal Home Loan Mortgage Corp., Pool G14801, 3.000%, 6/1/2028	6,122
5,797	Federal Home Loan Mortgage Corp., Pool G18521, 3.500%, 8/1/2029	6,128
4,021	Federal Home Loan Mortgage Corp., Pool ZI5305, 5.500%, 10/1/2036	4,615
46,291	Federal Home Loan Mortgage Corp., Pool ZI5333, 5.500%, 10/1/2036	52,723
5,192	Federal Home Loan Mortgage Corp., Pool ZK0727, 5.500%, 9/1/2022	5,259
4,236	Federal Home Loan Mortgage Corp., Pool ZK1227, 5.000%, 12/1/2022	4,277
14,140	Federal Home Loan Mortgage Corp., Pool ZK1547, 4.500%, 5/1/2024	14,618
6,248	Federal Home Loan Mortgage Corp., Pool ZS1273, 6.000%, 1/1/2037	7,265
569	Federal Home Loan Mortgage Corp., Pool ZS5294, 5.000%, 4/1/2022	571
2,371	Federal Home Loan Mortgage Corp., Pool ZS5598, 5.000%, 4/1/2023	2,427
	TOTAL	455,904
	Federal National Mortgage Association— 0.0%
1,443	Federal National Mortgage Association, Pool 251286, 7.000%, 11/1/2027	1,622
3,081	Federal National Mortgage Association, Pool 252717, 7.500%, 9/1/2029	3,538
3,149	Federal National Mortgage Association, Pool 255225, 5.500%, 6/1/2034	3,573
35,039	Federal National Mortgage Association, Pool 255767, 5.500%, 6/1/2025	38,769
18,198	Federal National Mortgage Association, Pool 256233, 6.000%, 5/1/2036	21,122
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES— continued
	Federal National Mortgage Association— continued
$ 12,742	Federal National Mortgage Association, Pool 257306, 5.500%, 8/1/2038	$14,702
404	Federal National Mortgage Association, Pool 313458, 7.000%, 4/1/2027	444
233	Federal National Mortgage Association, Pool 349416, 7.500%, 8/1/2026	259
1,412	Federal National Mortgage Association, Pool 396031, 7.500%, 10/1/2027	1,587
1,445	Federal National Mortgage Association, Pool 545137, 7.500%, 8/1/2031	1,673
389	Federal National Mortgage Association, Pool 555211, 7.000%, 8/1/2032	454
1,042	Federal National Mortgage Association, Pool 576245, 7.500%, 4/1/2031	1,228
101	Federal National Mortgage Association, Pool 577475, 7.500%, 4/1/2031	107
17,895	Federal National Mortgage Association, Pool 620613, 6.500%, 1/1/2032	20,615
73,787	Federal National Mortgage Association, Pool 725424, 5.500%, 4/1/2034	83,444
12,463	Federal National Mortgage Association, Pool 725948, 5.500%, 10/1/2034	14,114
46,688	Federal National Mortgage Association, Pool 735744, 6.000%, 8/1/2035	53,948
11,864	Federal National Mortgage Association, Pool 852523, 5.500%, 2/1/2036	13,545
2,291	Federal National Mortgage Association, Pool 866049, 5.500%, 3/1/2036	2,630
24,106	Federal National Mortgage Association, Pool 871234, 5.500%, 4/1/2036	27,540
2,930	Federal National Mortgage Association, Pool 885404, 6.000%, 6/1/2036	3,404
3,896	Federal National Mortgage Association, Pool 889187, 5.000%, 7/1/2033	4,247
13,043	Federal National Mortgage Association, Pool 906224, 5.500%, 1/1/2037	14,976
84,497	Federal National Mortgage Association, Pool 932639, 5.000%, 3/1/2040	94,940
37,294	Federal National Mortgage Association, Pool 934898, 4.500%, 7/1/2024	38,679
2,170	Federal National Mortgage Association, Pool 936523, 5.500%, 7/1/2037	2,493
24,184	Federal National Mortgage Association, Pool 962914, 5.000%, 5/1/2038	27,197
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES— continued
	Federal National Mortgage Association— continued
$ 4,558	Federal National Mortgage Association, Pool 979899, 5.500%, 5/1/2038	$5,265
231,440	Federal National Mortgage Association, Pool AB1048, 4.500%, 5/1/2040	256,546
5,630	Federal National Mortgage Association, Pool AB2275, 4.500%, 2/1/2041	6,193
7,137	Federal National Mortgage Association, Pool AB4297, 3.500%, 1/1/2042	7,669
3,481	Federal National Mortgage Association, Pool AC1889, 4.000%, 9/1/2039	3,791
13,992	Federal National Mortgage Association, Pool AC3668, 4.500%, 10/1/2039	15,493
3,317	Federal National Mortgage Association, Pool AD7127, 4.500%, 7/1/2040	3,676
10,295	Federal National Mortgage Association, Pool AD7134, 5.000%, 7/1/2040	11,572
1,565	Federal National Mortgage Association, Pool AD7793, 4.500%, 7/1/2040	1,736
28,101	Federal National Mortgage Association, Pool AH5583, 4.500%, 2/1/2041	30,912
2,311	Federal National Mortgage Association, Pool AH9719, 4.500%, 4/1/2041	2,542
12,883	Federal National Mortgage Association, Pool AI0845, 4.000%, 12/1/2041	14,007
3,870	Federal National Mortgage Association, Pool AJ1441, 3.500%, 9/1/2026	4,088
25,011	Federal National Mortgage Association, Pool AL1948, 4.000%, 1/1/2042	27,255
10,648	Federal National Mortgage Association, Pool AO8179, 3.500%, 9/1/2042	11,438
3,273	Federal National Mortgage Association, Pool AS0765, 3.500%, 10/1/2028	3,457
9,236	Federal National Mortgage Association, Pool AS6131, 3.500%, 11/1/2045	9,901
6,348	Federal National Mortgage Association, Pool AT5900, 3.000%, 6/1/2043	6,699
14,358	Federal National Mortgage Association, Pool AX2484, 3.500%, 10/1/2044	15,468
13,987	Federal National Mortgage Association, Pool AY8424, 3.500%, 8/1/2045	15,003
150,295	Federal National Mortgage Association, Pool MA0500, 5.000%, 8/1/2040	168,954
301,399	Federal National Mortgage Association, Pool MA0562, 4.500%, 11/1/2040	331,544
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES— continued
	Federal National Mortgage Association— continued
$ 8,239	Federal National Mortgage Association, Pool MA0585, 4.500%, 11/1/2040	$9,063
288,242	Federal National Mortgage Association, Pool MA0695, 4.000%, 4/1/2031	310,777
4,150	Federal National Mortgage Association, Pool MA0821, 4.500%, 8/1/2041	4,565
5,167	Federal National Mortgage Association, Pool MA0907, 4.000%, 11/1/2041	5,635
20,024	Federal National Mortgage Association, Pool MA1236, 3.500%, 11/1/2042	21,510
	TOTAL	1,795,609
	Government National Mortgage Association— 0.0%
915	Government National Mortgage Association, Pool 1512, 7.500%, 12/20/2023	957
186	Government National Mortgage Association, Pool 1716, 7.000%, 5/20/2024	196
1,314	Government National Mortgage Association, Pool 2630, 6.500%, 8/20/2028	1,453
1,378	Government National Mortgage Association, Pool 2631, 7.000%, 8/20/2028	1,533
2,775	Government National Mortgage Association, Pool 2658, 6.500%, 10/20/2028	3,073
3,064	Government National Mortgage Association, Pool 2698, 5.500%, 1/20/2029	3,342
4,156	Government National Mortgage Association, Pool 2701, 6.500%, 1/20/2029	4,602
1,453	Government National Mortgage Association, Pool 2796, 7.000%, 8/20/2029	1,633
322	Government National Mortgage Association, Pool 2853, 7.500%, 12/20/2029	366
196	Government National Mortgage Association, Pool 3039, 6.500%, 2/20/2031	220
5,032	Government National Mortgage Association, Pool 3188, 6.500%, 1/20/2032	5,702
2,515	Government National Mortgage Association, Pool 3239, 6.500%, 5/20/2032	2,863
2,874	Government National Mortgage Association, Pool 3261, 6.500%, 7/20/2032	3,279
20,224	Government National Mortgage Association, Pool 3320, 5.500%, 12/20/2032	22,482
13,628	Government National Mortgage Association, Pool 3333, 5.500%, 1/20/2033	15,149
4,370	Government National Mortgage Association, Pool 3375, 5.500%, 4/20/2033	4,864
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES— continued
	Government National Mortgage Association— continued
$ 22,718	Government National Mortgage Association, Pool 3390, 5.500%, 5/20/2033	$25,297
24,567	Government National Mortgage Association, Pool 3403, 5.500%, 6/20/2033	27,366
7,820	Government National Mortgage Association, Pool 345128, 6.500%, 1/15/2024	8,161
27,526	Government National Mortgage Association, Pool 3458, 5.000%, 10/20/2033	30,158
10,237	Government National Mortgage Association, Pool 3499, 5.000%, 1/20/2034	11,218
11,070	Government National Mortgage Association, Pool 3556, 5.500%, 5/20/2034	12,380
25,055	Government National Mortgage Association, Pool 3623, 5.000%, 10/20/2034	27,547
101	Government National Mortgage Association, Pool 366985, 4.500%, 6/15/2041	113
6,304	Government National Mortgage Association, Pool 372962, 7.000%, 3/15/2024	6,613
3,713	Government National Mortgage Association, Pool 373015, 8.000%, 6/15/2024	3,934
2,071	Government National Mortgage Association, Pool 412615, 7.500%, 6/15/2026	2,273
163	Government National Mortgage Association, Pool 432701, 8.000%, 6/15/2026	179
495	Government National Mortgage Association, Pool 443780, 7.000%, 12/15/2027	521
1,239	Government National Mortgage Association, Pool 444274, 7.500%, 1/15/2027	1,367
35	Government National Mortgage Association, Pool 446820, 8.000%, 8/15/2027	38
535	Government National Mortgage Association, Pool 455319, 7.000%, 10/15/2027	595
38,904	Government National Mortgage Association, Pool 456873, 6.500%, 5/15/2028	43,215
772	Government National Mortgage Association, Pool 460881, 7.000%, 7/15/2028	861
249	Government National Mortgage Association, Pool 468225, 6.500%, 9/15/2028	270
89	Government National Mortgage Association, Pool 471672, 7.000%, 4/15/2028	98
160	Government National Mortgage Association, Pool 506476, 7.000%, 4/15/2029	181
13,372	Government National Mortgage Association, Pool 510559, 7.000%, 10/15/2029	14,887
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES— continued
	Government National Mortgage Association— continued
$ 2,543	Government National Mortgage Association, Pool 541578, 5.000%, 6/15/2033	$2,839
1,667	Government National Mortgage Association, Pool 544007, 6.500%, 3/15/2031	1,893
128	Government National Mortgage Association, Pool 571225, 6.500%, 10/15/2031	147
764	Government National Mortgage Association, Pool 591976, 5.000%, 4/15/2033	853
4,358	Government National Mortgage Association, Pool 603010, 5.000%, 6/15/2033	4,863
11,196	Government National Mortgage Association, Pool 605775, 6.000%, 11/15/2034	12,815
18,438	Government National Mortgage Association, Pool 605777, 6.000%, 12/15/2034	21,041
24,131	Government National Mortgage Association, Pool 615490, 4.500%, 8/15/2033	26,641
1,131	Government National Mortgage Association, Pool 633711, 6.000%, 9/15/2034	1,300
16,450	Government National Mortgage Association, Pool 643816, 6.000%, 7/15/2025	17,547
296,422	Government National Mortgage Association, Pool 644568, 5.500%, 8/15/2035	333,800
37,009	Government National Mortgage Association, Pool 650708, 5.500%, 1/15/2036	41,785
68,133	Government National Mortgage Association, Pool 652534, 5.500%, 4/15/2036	76,882
3,699	Government National Mortgage Association, Pool 689593, 6.000%, 7/15/2023	3,714
4,713	Government National Mortgage Association, Pool 704189, 5.500%, 1/15/2039	5,371
7,165	Government National Mortgage Association, Pool 780626, 7.000%, 8/15/2027	7,841
8,295	Government National Mortgage Association, Pool 782604, 5.500%, 3/15/2039	9,431
8,308	Government National Mortgage Association, Pool MA0625, 3.500%, 12/20/2042	8,914
2,495	Government National Mortgage Association, Pool MA1376, 4.000%, 10/20/2043	2,704
	TOTAL	869,367
	TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $2,856,715)	3,120,880
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value in U.S. Dollars
		MUNICIPAL BOND— 0.0%
		Transportation - Services— 0.0%
$ 390,000		Texas State Transportation Commission - State Highway Fund, 5.178%, 4/1/2030 (IDENTIFIED COST $421,511)	$476,075
		COLLATERALIZED MORTGAGE OBLIGATION— 0.0%
		Federal Home Loan Mortgage Corporation REMIC— 0.0%
54,363		Federal Home Loan Mortgage Corp. REMIC, Series 3051, Class MY, 5.500%, 10/15/2025 (IDENTIFIED COST $53,321)	58,345
		ADJUSTABLE RATE MORTGAGES— 0.0%
		Federal National Mortgage Association— 0.0%
2,658	[2]	FNMA ARM, 2.125%, 1/1/2033	2,784
		Government National Mortgage Association— 0.0%
1,136	[2]	GNMA ARM, 2.000%, 5/20/2028	1,163
177	[2]	GNMA ARM, 2.125%, 10/20/2025	179
		TOTAL	1,342
		TOTAL ADJUSTABLE RATE MORTGAGES (IDENTIFIED COST $4,092)	4,126
		PURCHASED CALL OPTION— 0.0%
8,825,500	[5]	BNP EUR CALL/USD PUT, Notional Amount $8,825,500, Exercise Price, $1.16, Expiration Date 2/15/2022 (IDENTIFIED COST $45,363)	42,018
		INVESTMENT COMPANIES— 45.8%
23,159,991		Bank Loan Core Fund	222,335,908
57,605,893		Emerging Markets Core Fund	554,168,691
41,289,653		Federated Hermes Government Obligations Fund, Premier Shares, 0.03%[6]	41,289,653
173,771,296		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.04%[6]	173,788,673
174,376,038		High Yield Bond Core Fund	1,088,106,476
259,829,141		Mortgage Core Fund	2,543,727,294
57,582,439		Project and Trade Finance Core Fund	508,452,940
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $5,044,163,058)	5,131,869,635
		TOTAL INVESTMENT IN SECURITIES—101.1% (IDENTIFIED COST $10,951,974,538)[7]	11,330,824,594
		OTHER ASSETS AND LIABILITIES - NET—(1.1)%[8]	(126,178,500)
		TOTAL NET ASSETS—100%	$11,204,646,094
Annual Shareholder Report

At November 30, 2021, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
Long Futures:
[5]United States Treasury Notes 2-Year Long Futures	5,003	$1,094,328,083	March 2022	$(96,278)
[5]United States Treasury Notes 5-Year Long Futures	2,400	$291,356,251	March 2022	$202,198
[5]United States Treasury Notes 10-Year Long Futures	600	$78,487,500	March 2022	$246,879
Short Futures:
[5]United States Treasury Notes 10-Year Short Futures	2,682	$393,960,656	March 2022	$(4,444,013)
[5]United States Treasury Ultra Bond Short Futures	2,302	$461,694,875	March 2022	$(12,899,676)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(16,990,890)
At November 30, 2021, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Foreign Currency Units to Deliver/Receive		In Exchange For	Net Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
12/8/2021	Bank of America N.A.	6,490,000	GBP	$8,765,110	$(133,680)
12/9/2021	JPMorgan Chase	11,511,621	AUD	$8,864,969	$(658,716)
12/9/2021	Morgan Stanley	6,900,000	EUR	$8,441,990	$(615,702)
12/9/2021	JPMorgan Chase	7,120,003	EUR	$8,451,137	$(375,313)
12/9/2021	Morgan Stanley	176,700,000,000	IDR	$12,178,648	$150,794
12/9/2021	Barclays Bank PLC	918,000,000	INR	$12,330,423	$(124,194)
12/9/2021	JPMorgan Chase	182,351,298	MXN	$8,895,110	$(405,125)
12/21/2021	Citibank N.A.	10,728,080	CAD	$8,876,930	$(476,971)
12/21/2021	Bank of America N.A.	6,257,000	GBP	$8,682,813	$(358,007)
Contracts Sold:
12/9/2021	BNP Paribas SA	182,351,298	MXN	$9,050,228	$560,243
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS					$(2,436,671)
Annual Shareholder Report

At November 30, 2021, the Fund had the following outstanding written options:
Counterparty	Description	Number of Contracts	Notional Amount	Expiration Date	Exercise Price	Value
Put Option:
[5]Morgan Stanley	USD PUT/CAD CALL	(8,637,681)	$8,637,681	December 2021	$1.24	$(2,695)
(Premium Received $58,233)						$(2,695)
Net Unrealized Depreciation on Futures Contracts, Foreign Exchange Contracts and Value of Written Options is included in “Other Assets and Liabilities–Net.”
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended November 30, 2021, were as follows:
Affiliates	Value as of 11/30/2020	Purchases at Cost	Proceeds from Sales
Bank Loan Core Fund	$705,910,081	$42,088,983	$(536,852,900)
Emerging Markets Core Fund	$507,797,675	$133,970,467	$(50,111,300)
Federated Hermes Government Obligations Fund, Premier Shares*	$12,088,767	$1,432,285,969	$(1,403,085,083)
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares*	$30,676,679	$5,366,316,037	$(5,223,183,479)
High Yield Bond Core Fund	$779,999,966	$324,443,640	$(8,700,000)
Mortgage Core Fund	$1,846,468,963	$1,054,954,000	$(305,000,000)
Project and Trade Finance Core Fund	$417,634,947	$92,869,963	$—
TOTAL OF AFFILIATED TRANSACTIONS	$4,300,577,078	$8,446,929,059	$(7,526,932,762)
Annual Shareholder Report

Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)	Value as of 11/30/2021	Shares Held as of 11/30/2021**	Dividend Income
$53,695	$11,136,049	$222,335,908	23,159,991	$26,088,990
$(37,287,933)	$(200,218)	$554,168,691	57,605,893	$35,324,334
N/A	N/A	$41,289,653	41,289,653	$10,689
$(19,475)	$(1,089)	$173,788,673	173,771,296	$73,751
$(7,664,317)	$27,187	$1,088,106,476	174,376,038	$54,694,607
$(64,099,684)	$11,404,015	$2,543,727,294	259,829,141	$41,127,574
$(2,051,970)	$—	$508,452,940	57,582,439	$13,576,580
$(111,069,684)	$22,365,944	$5,131,869,635	787,614,451	$170,896,525

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.
**	At November 30, 2021, the Fund owned a majority of the outstanding shares of beneficial interest of each of Mortgage Core Fund and Project and Trade Finance Core Fund.

1	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
2
Floating/adjustable note with current rate and current maturity or next reset date shown.
Adjustable rate mortgage security coupons are based on the weighted average note rates of the underlying mortgages less the guarantee and servicing fees. These securities do not indicate an index and spread in their description above.

3
Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Directors”).

4	All or a portion of this security is pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
5	Non-income-producing security.
6	7-day net yield.
7	The cost of investments for federal tax purposes amounts to $10,995,557,887.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2021.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2021, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$3,736,899,548	$26,845	$3,736,926,393
U.S. Treasuries	—	2,285,009,585	—	2,285,009,585
Commercial Mortgage- Backed Securities	—	107,725,066	—	107,725,066
Asset-Backed Securities	—	38,937,285	—	38,937,285
Foreign Governments/Agencies	—	26,655,186	—	26,655,186
Mortgage-Backed Securities	—	3,120,880	—	3,120,880
Municipal Bond	—	476,075	—	476,075
Collateralized Mortgage Obligation	—	58,345	—	58,345
Adjustable Rate Mortgages	—	4,126	—	4,126
Purchased Call Option	—	42,018	—	42,018
Investment Companies[1]	4,623,416,695	—	—	5,131,869,635
TOTAL SECURITIES	$4,623,416,695	$6,198,928,114	$26,845	$11,330,824,594
Other Financial Instruments:
Assets
Futures Contracts	$449,077	$—	$—	$449,077
Foreign Exchange Contracts	—	711,037	—	711,037
Liabilities
Futures Contracts	(17,439,967)	—	—	(17,439,967)
Foreign Exchange Contracts	—	(3,147,708)	—	(3,147,708)
Written Options Contracts	—	(2,695)	—	(2,695)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(16,990,890)	$(2,439,366)	$—	$(19,430,256)

1
As permitted by U.S. generally accepted accounting principles (GAAP), an Investment Company valued at $508,452,940 is measured at fair value using the net asset value (NAV) per share practical expedient and has not been categorized in the chart above but is included in the Total column. The amount included herein is intended to permit reconciliation of the fair value classifications to the amounts presented on the Statement of Assets and Liabilities. The price of shares redeemed of Project and Trade Finance Core Fund may be determined as of the closing
NAV of the fund up to twenty-four days after receipt of a shareholder redemption request.

Annual Shareholder Report

The following acronym(s) are used throughout this portfolio:
ARM	—Adjustable Rate Mortgage
AUD	—Australian Dollar
BKNT	—Bank Notes
CAD	—Canadian Dollar
EUR	—Euro Currency
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multifamily K-Deals
GBP	—British Pound
GMTN	—Global Medium Term Note
GNMA	—Government National Mortgage Association
IDR	—Indonesian Rupiah
INR	—Indian Rupee
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
MXN	—Mexican Peso
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
USD	—United States Dollar
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.73	$11.06	$10.36	$10.88	$10.79
Income From Investment Operations:
Net investment income (loss)	0.26	0.26	0.32	0.30	0.29
Net realized and unrealized gain (loss)	(0.23)	0.67	0.70	(0.52)	0.12
Total From Investment Operations	0.03	0.93	1.02	(0.22)	0.41
Less Distributions:
Distributions from net investment income	(0.26)	(0.26)	(0.32)	(0.30)	(0.29)
Distributions from net realized gain	(0.22)	—	—	—	(0.03)
Total Distributions	(0.48)	(0.26)	(0.32)	(0.30)	(0.32)
Net Asset Value, End of Period	$11.28	$11.73	$11.06	$10.36	$10.88
Total Return[1]	0.32%	8.47%	9.95%	(2.01)%	3.82%
Ratios to Average Net Assets:
Net expenses[2]	0.92%	0.92%	0.92%	0.92%	0.92%
Net investment income	2.30%	2.31%	2.95%	2.82%	2.69%
Expense waiver/reimbursement[3]	0.05%	0.05%	0.06%	0.07%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$195,599	$201,349	$171,858	$184,434	$216,294
Portfolio turnover[4]	68%	88%	43%	48%	23%

1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

4	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.73	$11.06	$10.36	$10.88	$10.79
Income From Investment Operations:
Net investment income (loss)	0.19	0.20	0.26	0.24	0.23
Net realized and unrealized gain (loss)	(0.22)	0.66	0.70	(0.51)	0.12
Total From Investment Operations	(0.03)	0.86	0.96	(0.27)	0.35
Less Distributions:
Distributions from net investment income	(0.20)	(0.19)	(0.26)	(0.25)	(0.23)
Distributions from net realized gain	(0.22)	—	—	—	(0.03)
Total Distributions	(0.42)	(0.19)	(0.26)	(0.25)	(0.26)
Net Asset Value, End of Period	$11.28	$11.73	$11.06	$10.36	$10.88
Total Return[1]	(0.23)%	7.88%	9.36%	(2.54)%	3.26%
Ratios to Average Net Assets:
Net expenses[2]	1.48%	1.47%	1.46%	1.47%	1.46%
Net investment income	1.74%	1.78%	2.42%	2.26%	2.15%
Expense waiver/reimbursement[3]	0.04%	0.04%	0.04%	0.05%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,686	$4,386	$6,440	$8,244	$14,521
Portfolio turnover[4]	68%	88%	43%	48%	23%

1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

4	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.73	$11.06	$10.36	$10.88	$10.79
Income From Investment Operations:
Net investment income (loss)	0.21	0.21	0.27	0.25	0.23
Net realized and unrealized gain (loss)	(0.23)	0.66	0.70	(0.52)	0.12
Total From Investment Operations	(0.02)	0.87	0.97	(0.27)	0.35
Less Distributions:
Distributions from net investment income	(0.21)	(0.20)	(0.27)	(0.25)	(0.23)
Distributions from net realized gain	(0.22)	—	—	—	(0.03)
Total Distributions	(0.43)	(0.20)	(0.27)	(0.25)	(0.26)
Net Asset Value, End of Period	$11.28	$11.73	$11.06	$10.36	$10.88
Total Return[1]	(0.17)%	7.93%	9.40%	(2.51)%	3.29%
Ratios to Average Net Assets:
Net expenses[2]	1.42%	1.43%	1.43%	1.44%	1.43%
Net investment income	1.80%	1.81%	2.45%	2.31%	2.18%
Expense waiver/reimbursement[3]	0.04%	0.04%	0.04%	0.04%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$41,098	$52,265	$47,994	$52,798	$75,399
Portfolio turnover[4]	68%	88%	43%	48%	23%

1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

4	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.73	$11.06	$10.36	$10.88	$10.79
Income From Investment Operations:
Net investment income (loss)	0.24	0.24	0.30	0.29	0.27
Net realized and unrealized gain (loss)	(0.23)	0.67	0.70	(0.52)	0.12
Total From Investment Operations	0.01	0.91	1.00	(0.23)	0.39
Less Distributions:
Distributions from net investment income	(0.24)	(0.24)	(0.30)	(0.29)	(0.27)
Distributions from net realized gain	(0.22)	—	—	—	(0.03)
Total Distributions	(0.46)	(0.24)	(0.30)	(0.29)	(0.30)
Net Asset Value, End of Period	$11.28	$11.73	$11.06	$10.36	$10.88
Total Return[1]	0.14%	8.27%	9.77%	(2.17)%	3.64%
Ratios to Average Net Assets:
Net expenses[2]	1.11%	1.11%	1.09%	1.10%	1.09%
Net investment income	2.11%	2.14%	2.79%	2.65%	2.51%
Expense waiver/reimbursement[3]	0.04%	0.04%	0.04%	0.04%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$36,596	$38,182	$40,574	$43,512	$53,603
Portfolio turnover[4]	68%	88%	43%	48%	23%

1	Based on net asset value.
2	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

4	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.73	$11.06	$10.36	$10.88	$10.79
Income From Investment Operations:
Net investment income (loss)	0.32	0.33	0.38	0.36	0.35
Net realized and unrealized gain (loss)	(0.21)	0.66	0.70	(0.52)	0.12
Total From Investment Operations	0.11	0.99	1.08	(0.16)	0.47
Less Distributions:
Distributions from net investment income	(0.33)	(0.32)	(0.38)	(0.36)	(0.35)
Distributions from net realized gain	(0.22)	—	—	—	(0.03)
Total Distributions	(0.55)	(0.32)	(0.38)	(0.36)	(0.38)
Net Asset Value, End of Period	$11.29	$11.73	$11.06	$10.36	$10.88
Total Return[1]	0.97%	9.06%	10.55%	(1.47)%	4.39%
Ratios to Average Net Assets:
Net expenses[2]	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income	2.85%	2.86%	3.50%	3.38%	3.23%
Expense waiver/reimbursement[3]	0.07%	0.07%	0.07%	0.08%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$8,145,281	$7,510,994	$6,419,153	$5,855,756	$5,713,188
Portfolio turnover[4]	68%	88%	43%	48%	23%

1	Based on net asset value.
2	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

4	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.73	$11.06	$10.36	$10.88	$10.79
Income From Investment Operations:
Net investment income (loss)	0.29	0.29	0.34	0.32	0.31
Net realized and unrealized gain (loss)	(0.23)	0.66	0.71	(0.51)	0.13
Total From Investment Operations	0.06	0.95	1.05	(0.19)	0.44
Less Distributions:
Distributions from net investment income	(0.29)	(0.28)	(0.35)	(0.33)	(0.32)
Distributions from net realized gain	(0.22)	—	—	—	(0.03)
Total Distributions	(0.51)	(0.28)	(0.35)	(0.33)	(0.35)
Net Asset Value, End of Period	$11.28	$11.73	$11.06	$10.36	$10.88
Total Return[1]	0.57%	8.73%	10.22%	(1.76)%	4.08%
Ratios to Average Net Assets:
Net expenses[2]	0.67%	0.67%	0.67%	0.67%	0.67%
Net investment income	2.54%	2.58%	3.21%	3.07%	2.94%
Expense waiver/reimbursement[3]	0.26%	0.27%	0.27%	0.27%	0.28%
Supplemental Data:
Net assets, end of period (000 omitted)	$270,435	$356,898	$393,416	$425,188	$503,342
Portfolio turnover[4]	68%	88%	43%	48%	23%

1	Based on net asset value.
2	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

4	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.73	$11.06	$10.36	$10.87	$10.78
Income From Investment Operations:
Net investment income (loss)	0.32	0.33	0.38	0.36	0.36
Net realized and unrealized gain (loss)	(0.22)	0.66	0.70	(0.51)	0.11
Total From Investment Operations	0.10	0.99	1.08	(0.15)	0.47
Less Distributions:
Distributions from net investment income	(0.33)	(0.32)	(0.38)	(0.36)	(0.35)
Distributions from net realized gain	(0.22)	—	—	—	(0.03)
Total Distributions	(0.55)	(0.32)	(0.38)	(0.36)	(0.38)
Net Asset Value, End of Period	$11.28	$11.73	$11.06	$10.36	$10.87
Total Return[1]	0.89%	9.07%	10.56%	(1.37)%	4.40%
Ratios to Average Net Assets:
Net expenses[2]	0.36%	0.36%	0.36%	0.36%	0.36%
Net investment income	2.85%	2.87%	3.50%	3.39%	3.20%
Expense waiver/reimbursement[3]	0.04%	0.04%	0.04%	0.04%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,512,951	$1,924,055	$1,498,931	$1,079,125	$1,016,255
Portfolio turnover[4]	68%	88%	43%	48%	23%

1	Based on net asset value.
2	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

4	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2021

Assets:
Investment in securities, at value including $150,765,581 of securities loaned and $5,131,869,635 of investment in affiliated holdings* (identified cost $10,951,974,538)	$11,330,824,594
Due from broker (Note 2)	14,874
Income receivable	33,723,274
Income receivable from affiliated holdings	15,354,884
Receivable for investments sold	110,948,512
Receivable for shares sold	31,711,611
Unrealized appreciation on foreign exchange contracts	711,037
Total Assets	11,523,288,786
Liabilities:
Payable for investments purchased	130,420,357
Payable for shares redeemed	14,102,948
Written options outstanding (premium received $58,233), at value	2,695
Unrealized depreciation on foreign exchange contracts	3,147,708
Payable for variation margin on futures contracts	10,893,259
Payable for collateral due to broker for securities lending (Note 2)	153,089,653
Income distribution payable	4,430,539
Capital gain distribution payable	1,416,531
Payable for investment adviser fee (Note 5)	79,660
Payable for administrative fee (Note 5)	23,921
Payable for distribution services fee (Note 5)	93,737
Payable for other service fees (Notes 2 and 5)	106,045
Accrued expenses (Note 5)	835,639
Total Liabilities	318,642,692
Net assets for 992,945,763 shares outstanding	$11,204,646,094
Net Assets Consist of:
Paid-in capital	$10,801,819,203
Total distributable earnings (loss)	402,826,891
Total Net Assets	$11,204,646,094
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($195,598,998 ÷ 17,334,168 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$11.28
Offering price per share (100/95.50 of $11.28)	$11.81
Redemption proceeds per share	$11.28
Class B Shares:
Net asset value per share ($2,686,439 ÷ 238,128 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$11.28
Offering price per share	$11.28
Redemption proceeds per share (94.50/100 of $11.28)	$10.66
Class C Shares:
Net asset value per share ($41,098,122 ÷ 3,642,411 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$11.28
Offering price per share	$11.28
Redemption proceeds per share (99.00/100 of $11.28)	$11.17
Class R Shares:
Net asset value per share ($36,595,542 ÷ 3,243,067 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$11.28
Offering price per share	$11.28
Redemption proceeds per share	$11.28
Institutional Shares:
Net asset value per share ($8,145,280,702 ÷ 721,756,134 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$11.29
Offering price per share	$11.29
Redemption proceeds per share	$11.29
Service Shares:
Net asset value per share ($270,435,138 ÷ 23,965,234 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$11.28
Offering price per share	$11.28
Redemption proceeds per share	$11.28
Class R6 Shares:
Net asset value per share ($2,512,951,153 ÷ 222,766,621 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$11.28
Offering price per share	$11.28
Redemption proceeds per share	$11.28

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2021

Investment Income:
Dividends (including $170,856,105 received from affiliated holdings*)	$172,780,719
Interest	169,744,561
Net income on securities loaned (includes $40,420 earned from affiliated holdings* related to cash collateral balances) (Note 2)	307,568
TOTAL INCOME	342,832,848
Expenses:
Investment adviser fee (Note 5)	31,943,457
Administrative fee (Note 5)	8,333,723
Custodian fees	329,601
Transfer agent fees (Note 2)	4,999,754
Directors’/Trustees’ fees (Note 5)	55,387
Auditing fees	35,400
Legal fees	10,581
Portfolio accounting fees	309,466
Distribution services fee (Note 5)	1,815,523
Other service fees (Notes 2 and 5)	1,378,113
Share registration costs	466,772
Printing and postage	192,359
Miscellaneous (Note 5)	66,658
TOTAL EXPENSES	49,936,794
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(3,764,743)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(3,665,343)
TOTAL WAIVERS AND REIMBURSEMENTS	(7,430,086)
Net expenses	42,506,708
Net investment income	$300,326,140
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Foreign Exchange Contracts, Futures Contracts, Written Options and Swap Contracts:
Net realized gain on investments (including net realized gain of $22,365,944 on sales of investments in affiliated holdings*)	$83,734,593
Net realized loss on foreign currency transactions	(5,341,798)
Net realized loss on foreign exchange contracts	(1,562,725)
Net realized gain on futures contracts	17,981,372
Net realized gain on written options	18,706,477
Net realized loss on swap contracts	(302)
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(111,069,684) on investments in affiliated holdings*)	(296,493,343)
Net change in unrealized appreciation of translation of assets and liabilities in foreign currency	(217)
Net change in unrealized appreciation of foreign exchange contracts	(3,125,875)
Net change in unrealized appreciation of futures contracts	(19,714,368)
Net change in unrealized depreciation of written options	92,133
Net realized and unrealized gain (loss) on investments, foreign currency transactions, foreign exchange contracts, futures contracts, written options and swap contracts	(205,724,053)
Change in net assets resulting from operations	$94,602,087

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income	$300,326,140	$258,770,989
Net realized gain (loss)	113,517,617	279,327,978
Net change in unrealized appreciation/depreciation	(319,241,670)	234,289,606
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	94,602,087	772,388,573
Distributions to Shareholders:
Class A Shares	(8,525,780)	(4,068,170)
Class B Shares	(139,973)	(91,866)
Class C Shares	(1,867,869)	(866,832)
Class R Shares	(1,505,154)	(803,712)
Institutional Shares	(367,464,477)	(187,960,112)
Service Shares	(14,475,264)	(9,328,955)
Class R6 Shares	(101,092,127)	(49,299,034)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(495,070,644)	(252,418,681)
Share Transactions:
Proceeds from sale of shares	3,897,600,449	3,445,307,467
Net asset value of shares issued to shareholders in payment of distributions declared	387,589,957	191,095,124
Cost of shares redeemed	(2,768,204,092)	(2,646,611,323)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	1,516,986,314	989,791,268
Change in net assets	1,116,517,757	1,509,761,160
Net Assets:
Beginning of period	10,088,128,337	8,578,367,177
End of period	$11,204,646,094	$10,088,128,337
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2021
1. ORGANIZATION
Federated Hermes Total Return Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Hermes Total Return Bond Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers seven classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares, Service Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide total return.
Class B Shares may be purchased through an exchange from the same share class of another Federated Hermes fund but are closed to new accounts, new investors and new purchases made by existing shareholders (excluding reinvestment of dividends and capital gains). Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated Hermes fund.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its NAV, the Fund generally values investments as follows:
■
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Directors.
■
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is
Annual Shareholder Report

normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
Annual Shareholder Report

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
Annual Shareholder Report

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. The detail of the total fund expense waivers and reimbursements of $7,430,086 is disclosed in various locations in this Note 2 and Note 5.
Transfer Agent Fees
For the year ended November 30, 2021, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$161,575	$(24,416)
Class B Shares	4,092	—
Class C Shares	32,056	—
Class R Shares	94,096	(845)
Institutional Shares	4,398,143	(2,964,391)
Service Shares	127,109	(69,393)
Class R6 Shares	182,683	—
TOTAL	$4,999,754	$(3,059,045)
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class B Shares, Class C Shares and Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
Annual Shareholder Report

For the year ended November 30, 2021, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$497,429
Class B Shares	8,311
Class C Shares	116,929
Service Shares	755,444
TOTAL	$1,378,113
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2021, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2021, tax years 2018 through 2021 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the State of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.
Annual Shareholder Report

The Fund uses credit default swaps to seek to increase return and to manage sector/ asset class risk. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund’s maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
At November 30, 2021, the Fund had no outstanding swap contracts.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage duration and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the
Annual Shareholder Report

contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund’s Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $2,081,315,743 and $1,166,144,034, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to seek to increase return and to manage country, currency and market risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation, are listed after the Fund’s Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $2,826,068 and $1,637,264, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Annual Shareholder Report

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of corporate bonds and government securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to MNA which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amount but gross. The cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of November 30, 2021, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$150,765,581	$153,089,653
Annual Shareholder Report

Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Option Contracts
The Fund buys or sells put and call options to seek to increase return. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Purchased option contracts outstanding at period-end are listed in the Fund’s Portfolio of Investments and written option contracts outstanding at period end are listed after the Fund’s Portfolio of Investments.
The average market value of purchased put and call options held by the Fund throughout the period was $538,198 and $561,618, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of written put and call options held by the Fund throughout the period was $1,020,878 and $1,498,165, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Assets		Liabilities
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts		$—	Payable for variation margin on futures contracts	$16,990,890*
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	711,037	Unrealized depreciation on foreign exchange contracts	3,147,708
Foreign exchange contracts		—	Written options outstanding, at value	2,695
Foreign exchange contracts	Purchased options, within Investment in securities at value	42,018		—
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$753,055		$20,141,293

*
Includes cumulative net depreciation of futures contracts as reported in the footnotes to the
Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2021
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Foreign Exchange Contracts	Purchased Options Contracts[1]	Written Options Contracts	Total
Interest rate contracts	$—	$17,981,372	$—	$297,670	$2,514,270	$20,793,312
Foreign exchange contracts	—	—	(1,562,725)	(551,461)	16,192,207	14,078,021
Credit contracts	(302)	—	—	—	—	(302)
TOTAL	$(302)	$17,981,372	$(1,562,725)	$(253,791)	$18,706,477	$34,871,031

1	The net realized gain on Purchased Options Contracts is found within the Net realized gain on investments on the Statement of Operations.
Annual Shareholder Report

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Foreign Exchange Contracts	Purchased Options Contracts[2]	Written Options Contracts	Total
Interest rate contracts	$(19,714,368)	$—	$—	$—	$(19,714,368)
Foreign exchange contracts	—	(3,125,875)	529,963	92,133	(2,503,779)
TOTAL	$(19,714,368)	$(3,125,875)	$529,963	$92,133	$(22,218,147)

2	The net change in unrealized appreciation of Purchased Options is found within the Net change in unrealized appreciation of investments on the Statement of Operations.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. CAPITAL STOCK
The following tables summarize capital stock activity:
	Year Ended 11/30/2021		Year Ended 11/30/2020
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	4,102,934	$46,875,269	5,183,650	$59,315,319
Shares issued to shareholders in payment of distributions declared	697,232	7,993,444	332,612	3,790,564
Shares redeemed	(4,629,571)	(52,701,460)	(3,892,878)	(44,125,968)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	170,595	$2,167,253	1,623,384	$18,979,915
	Year Ended 11/30/2021		Year Ended 11/30/2020
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	14,525	$164,885	75,277	$854,414
Shares issued to shareholders in payment of distributions declared	12,114	139,088	7,884	89,523
Shares redeemed	(162,458)	(1,859,245)	(291,676)	(3,303,875)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(135,819)	$(1,555,272)	(208,515)	$(2,359,938)
Annual Shareholder Report

	Year Ended 11/30/2021		Year Ended 11/30/2020
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	798,957	$9,155,021	1,904,538	$21,735,385
Shares issued to shareholders in payment of distributions declared	159,679	1,833,137	72,065	820,456
Shares redeemed	(1,771,859)	(20,170,605)	(1,861,214)	(21,172,076)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(813,223)	$(9,182,447)	115,389	$1,383,765
	Year Ended 11/30/2021		Year Ended 11/30/2020
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	744,690	$8,504,404	1,168,949	$13,229,574
Shares issued to shareholders in payment of distributions declared	130,414	1,495,931	68,171	776,161
Shares redeemed	(886,575)	(10,127,655)	(1,651,261)	(18,619,915)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(11,471)	$(127,320)	(414,141)	$(4,614,180)
	Year Ended 11/30/2021		Year Ended 11/30/2020
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	246,381,660	$2,809,320,746	220,849,464	$2,517,124,360
Shares issued to shareholders in payment of distributions declared	26,498,276	303,505,034	13,049,463	148,848,093
Shares redeemed	(191,319,650)	(2,185,462,432)	(174,101,437)	(1,955,345,335)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	81,560,286	$927,363,348	59,797,490	$710,627,118
	Year Ended 11/30/2021		Year Ended 11/30/2020
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	8,495,711	$96,653,278	11,474,182	$130,247,926
Shares issued to shareholders in payment of distributions declared	1,016,511	11,661,360	694,751	7,901,958
Shares redeemed	(15,969,296)	(181,439,153)	(17,318,205)	(196,381,561)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(6,457,074)	$(73,124,515)	(5,149,272)	$(58,231,677)
Annual Shareholder Report

	Year Ended 11/30/2021		Year Ended 11/30/2020
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	81,149,852	$926,926,846	62,023,908	$702,800,489
Shares issued to shareholders in payment of distributions declared	5,324,971	60,961,963	2,532,615	28,868,369
Shares redeemed	(27,769,253)	(316,443,542)	(36,074,399)	(407,662,593)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	58,705,570	$671,445,267	28,482,124	$324,006,265
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	133,018,864	$1,516,986,314	84,246,459	$989,791,268
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2021 and 2020, was as follows:
	2021	2020
Ordinary income[1]	$333,005,542	$252,418,681
Long-term capital gains	$162,065,102	$—

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of November 30, 2021, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[2]	$30,340,818
Net unrealized appreciation	$293,468,270
Undistributed long-term capital gains	$79,017,803

2	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales, straddle loss deferrals, mark-to-market on futures contracts and foreign exchange contracts and partnership adjustments.
At November 30, 2021, the cost of investments for federal tax purposes was $10,995,557,887. The net unrealized appreciation of investments for federal tax purposes was $293,586,990. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $356,339,191 and net unrealized depreciation from investments for those securities having an excess of cost over value of $62,752,201. The amounts presented are inclusive of derivative contracts.
The Fund used capital loss carryforwards of $657,633 to offset capital gains realized during the year ended November 30, 2021.
At November 30, 2021, for federal income tax purposes, the Fund had $41,886,048 in straddle loss deferrals.
Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.30% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended November 30, 2021, the Adviser voluntarily waived $3,689,235 of its fee and voluntarily reimbursed $3,059,045 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2021, the Adviser reimbursed $75,508.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2021, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Annual Shareholder Report

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Class A Shares, Class B Shares, Class C Shares, Class R Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
Service Shares	0.25%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2021, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$498,667	$—
Class B Shares	24,935	—
Class C Shares	352,211	—
Class R Shares	181,838	—
Service Shares	757,872	(606,298)
TOTAL	$1,815,523	$(606,298)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2021, FSC retained $750,212 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2021, FSC retained $20,285 in sales charges from the sale of Class A Shares. FSC also retained $9,680, $3,032 and $6,472 of CDSC relating to redemptions of Class A Shares, Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended November 30, 2021, FSSC received $17,065 of the other service fees disclosed in Note 2.
Annual Shareholder Report

Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares, Service Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.92%, 1.49%, 1.47%, 1.11%, 0.37%, 0.67% and 0.36% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2023; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Interfund Transactions
During the year ended November 30, 2021, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $1,573,401,640 and $909,166,770, respectively. Net realized gain recognized on these transactions was $22,776,382.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2021, were as follows:
Purchases	$2,784,054,264
Sales	$2,190,650,401
7. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 23, 2021. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the
Annual Shareholder Report

Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of November 30, 2021, the Fund had no outstanding loans. During the year ended November 30, 2021, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2021, there were no outstanding loans. During the year ended November 30, 2021, the program was not utilized.
9. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
10. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04 “Facilitation of the Effects of Reference Rate Reform on Financial Reporting”, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU 2020-04 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended November 30, 2021, the amount of long-term capital gains designated by the Fund was $162,065,102.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF FEDERATED HERMES TOTAL RETURN SERIES, INC. AND SHAREHOLDERS OF FEDERATED HERMES TOTAL RETURN BOND FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Total Return Bond Fund (the “Fund”) (one of the portfolios constituting Federated Hermes Total Return Series, Inc.), including the portfolio of investments, as of November 30, 2021, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes Total Return Series, Inc.) at November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
Annual Shareholder Report

We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
January 28, 2022
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2021 to November 30, 2021.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2021	Ending Account Value 11/30/2021	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,007.10	$4.63
Class B Shares	$1,000	$1,004.30	$7.44
Class C Shares	$1,000	$1,004.60	$7.14
Class R Shares	$1,000	$1,006.20	$5.58
Institutional Shares	$1,000	$1,010.70	$1.87
Service Shares	$1,000	$1,008.30	$3.37
Class R6 Shares	$1,000	$1,009.90	$1.81
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.46	$4.66
Class B Shares	$1,000	$1,017.65	$7.49
Class C Shares	$1,000	$1,017.95	$7.18
Class R Shares	$1,000	$1,019.50	$5.62
Institutional Shares	$1,000	$1,023.21	$1.88
Service Shares	$1,000	$1,021.71	$3.40
Class R6 Shares	$1,000	$1,023.26	$1.83

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.92%
Class B Shares	1.48%
Class C Shares	1.42%
Class R Shares	1.11%
Institutional Shares	0.37%
Service Shares	0.67%
Class R6 Shares	0.36%
Annual Shareholder Report

Mortgage Core Fund
Financial Statements and Notes to Financial Statements
Federated Hermes Total Return Bond Fund’s investments in the Mortgage Core Fund represents a significant number of the outstanding shares of the Mortgage Core Fund. Therefore, the Mortgage Core Fund financial statements and notes to financial statements are included on pages 80 through 112.
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

Management’s Discussion of Fund Performance (unaudited)–
Federated Mortgage Core Portfolio
The total return of Federated Mortgage Core Portfolio (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2020, was 4.70%. The Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMBS),1 the Fund’s broad-based securities market index, returned 3.87% for the same period. The Fund’s total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BBMBS.
During the reporting period, the Fund’s investment strategy focused on: (a) security selection; (b) sector allocation; and (c) interest rate strategy. These were the most significant factors affecting the Fund’s performance relative to the BBMBS.
MARKET OVERVIEW
Markets experienced unprecedented dislocation and volatility as the COVID-19 pandemic upended the global economy. Monetary and fiscal policy responses designed to stabilize the economy were enacted, however, the economic damage was severe.
The global pandemic dramatically reduced economic activity in the first half of the reporting period. The Federal Reserve (the “Fed”) reacted by easing monetary policy and initiating quantitative easing (QE) programs to stabilize financial markets via lower rates, asset purchases and various lending facilities. On the fiscal policy front, the Coronavirus Aid Relief and Economic Security (CARES) Act was signed into law. This multi-trillion dollar stimulus plan provided funds to a wide range of citizens and organizations via direct consumer payments, increased unemployment benefits and business loans, just to name a few. After dramatic underperformance early in the reporting period, non-Treasury fixed-income sectors rebounded strongly as investors took advantage of the widest yield spreads in over a decade–relative to similar duration Treasuries–to add exposure.
With the federal funds target rate reduced to a range of 0% to 0.25% and QE purchases of Treasuries and agency mortgage-backed securities2 (MBS) totaling $80 and $40 billion per month during the reporting period, respectively, mortgage security performance strongly rebounded from the depths early in the reporting period. Investment-grade corporates, commercial mortgages and asset-backed securities (ABS) bounced back to post positive excess returns for the year while residential MBS and government agency debt were slightly negative. Demand for Treasury securities drove interest rates to
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

record lows as economic activity ground to a halt. Mortgage rates declined to a new all-time low of 2.66% which resulted in a mortgage refinance wave. The Mortgage Banker Association’s Refinance Index increased over 100% during the reporting period as homeowners reduced debt service costs.
The 2- and 10-year U.S. Treasury yields declined 145 and 100 basis points to yield 0.12% and 0.92% during the reporting period, respectively.3
Security selection
Falling market interest rates fueled mortgage prepayments as borrowers acted to reduce debt service costs via lower rate mortgages. In such an environment, mortgage investor demand for loans embedded with factors that reduce refinance risk typically increases. The Fund maintained significant exposure to such securities which experienced slower prepayments attributable to lower loan balances and geographic considerations, for example. Loans with these and other select factors posted relatively slower prepayments and price premiums for such MBS, relative to generic collateral commonly referred to as “To Be Announced” (TBA) securities, increased substantially. Security selection made a positive impact on Fund performance.
Sector allocation
Holdings of agency residential MBS were tactically adjusted with allocations to commercial mortgage securities, floating-rate collateralized mortgage obligations and ABS. Overall, sector allocation proved beneficial.
Interest rate strategy
As rates fell, the Fund incrementally increased effective duration to benefit from lower yields. The greater sensitivity to interest rates proved beneficial as Treasury yields declined. Interest rate strategy made a positive contribution to Fund performance.
1
Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BBMBS.
2
The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
3
Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Mortgage Core Portfolio from December 31, 2010 to December 31, 2020, compared to the Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMBS).2 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2020

Average Annual Total Returnsfor the Period Ended 12/31/2020
	1 Year	5 Years	10 Years
Fund	4.70%	3.42%	3.10%
BBMBS	3.87%	3.05%	3.01%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
The Fund’s performance assumes the reinvestment of all dividends and distributions. The BBMBS has been adjusted to reflect reinvestment of dividends on securities in the index.
2
The BBMBS covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)–Federated Mortgage Core Portfolio
At December 31, 2020, the Fund’s portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Mortgage-Backed Securities	84.9%
Asset-Backed Securities	13.5%
Collateralized Mortgage Obligations	9.0%
Commercial Mortgage-Backed Securities	2.7%
Cash Equivalents[2]	9.6%
Other Assets and Liabilities—Net[3]	(19.7)%
TOTAL	100%

1	See the Fund’s Private Offering Memorandum for a description of the principal types of securities in which the Fund invests.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

Portfolio of Investments–Federated Mortgage Core Portfolio
December 31, 2020
Principal Amount or Shares		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES— 84.9%
	Federal Home Loan Mortgage Corporation— 27.6%
$ 38,937,276	1.500%, 10/1/2035	$40,098,230
2,444,910	2.500%, 10/1/2049	2,576,962
24,699,410	2.500%, 8/1/2050	26,002,570
2,429,756	3.000%, 4/1/2031	2,585,776
2,516,521	3.000%, 1/1/2032	2,691,560
3,394,741	3.000%, 3/1/2032	3,647,734
4,006,308	3.000%, 3/1/2032	4,282,342
3,498,797	3.000%, 6/1/2032	3,734,397
4,611,530	3.000%, 6/1/2032	4,932,145
11,521,139	3.000%, 11/1/2032	12,168,049
1,732,651	3.000%, 12/1/2032	1,846,183
6,504,225	3.000%, 1/1/2033	6,952,364
22,698,390	3.000%, 2/1/2033	24,531,848
2,938,558	3.000%, 7/1/2033	3,160,308
20,555,174	3.000%, 1/1/2043	22,243,545
4,726,300	3.000%, 11/1/2044	4,944,660
957,340	3.000%, 6/1/2045	1,012,639
6,721,801	3.000%, 10/1/2045	7,217,205
877,065	3.000%, 5/1/2046	946,639
15,556,591	3.000%, 6/1/2046	16,659,374
7,199,890	3.000%, 6/1/2046	7,883,527
8,531,895	3.000%, 7/1/2046	9,240,691
2,683,989	3.000%, 9/1/2046	2,874,253
7,103,208	3.000%, 10/1/2046	7,666,677
7,696,487	3.000%, 10/1/2046	8,254,105
9,201,093	3.000%, 10/1/2046	9,853,345
6,466,094	3.000%, 11/1/2046	6,817,371
3,723,824	3.000%, 11/1/2046	3,987,800
8,400,518	3.000%, 12/1/2046	9,098,399
13,247,515	3.000%, 1/1/2047	13,950,640
12,783,242	3.000%, 5/1/2047	13,709,400
262,202	3.500%, 6/1/2026	279,460
426,854	3.500%, 6/1/2026	454,015
144,323	3.500%, 7/1/2026	153,507
6,676,626	3.500%, 7/1/2042	7,325,410
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

Principal Amount or Shares		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES— continued
	Federal Home Loan Mortgage Corporation— continued
$ 6,195,679	3.500%, 9/1/2043	$6,722,218
3,392,448	3.500%, 5/1/2046	3,633,049
27,078,565	3.500%, 7/1/2046	29,642,158
27,035,314	3.500%, 11/1/2047	28,800,650
13,245,941	3.500%, 11/1/2047	14,061,194
3,115,233	3.500%, 12/1/2047	3,410,159
21,768,824	3.500%, 12/1/2047	23,373,946
11,404,334	3.500%, 2/1/2048	12,173,242
18,774,160	3.500%, 2/1/2048	20,187,806
144,273	4.000%, 5/1/2024	153,003
998,722	4.000%, 8/1/2025	1,059,152
111,119	4.000%, 5/1/2026	117,947
1,635,125	4.000%, 5/1/2026	1,735,594
1,489,523	4.000%, 12/1/2040	1,651,622
8,199,490	4.000%, 12/1/2041	9,087,559
1,144,122	4.000%, 1/1/2042	1,268,039
15,500,345	4.000%, 6/1/2047	17,103,589
15,080,286	4.000%, 10/1/2047	16,422,360
8,148,755	4.000%, 11/1/2047	8,735,936
9,457,659	4.000%, 12/1/2047	10,301,416
5,771,506	4.000%, 2/1/2048	6,214,082
14,184,548	4.000%, 4/1/2048	15,202,223
7,806,415	4.000%, 5/1/2048	8,359,170
6,960,155	4.000%, 6/1/2048	7,582,622
121	4.500%, 3/1/2021	121
16,208	4.500%, 9/1/2021	16,274
105,143	4.500%, 7/1/2024	110,110
122,429	4.500%, 8/1/2024	128,341
258,613	4.500%, 9/1/2024	271,104
141,378	4.500%, 9/1/2024	147,753
150,417	4.500%, 6/1/2025	158,145
803,234	4.500%, 11/1/2039	899,778
2,282,506	4.500%, 5/1/2040	2,556,851
240,719	4.500%, 6/1/2040	269,652
384,312	4.500%, 7/1/2040	430,504
696,752	4.500%, 8/1/2040	780,498
1,363,379	4.500%, 8/1/2040	1,527,250
4,231,352	4.500%, 9/1/2040	4,739,938
886,281	4.500%, 7/1/2041	990,592
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

Principal Amount or Shares		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES— continued
	Federal Home Loan Mortgage Corporation— continued
$ 414,037	4.500%, 7/1/2041	$463,414
466,549	4.500%, 7/1/2041	521,459
8,695,031	4.500%, 2/1/2048	9,698,147
8,802,482	4.500%, 5/1/2048	9,568,911
4,803,321	4.500%, 10/1/2048	5,203,532
4,262	5.000%, 10/1/2021	4,315
13,890	5.000%, 11/1/2021	14,062
18,596	5.000%, 12/1/2021	18,884
57,700	5.000%, 6/1/2023	59,862
91,684	5.000%, 7/1/2023	95,235
46,096	5.000%, 7/1/2023	47,880
41,405	5.000%, 7/1/2025	42,956
1,277,091	5.000%, 1/1/2034	1,452,439
419,817	5.000%, 5/1/2034	477,941
1,737	5.000%, 11/1/2035	1,996
524,482	5.000%, 4/1/2036	602,852
597	5.000%, 4/1/2036	688
9,807	5.000%, 4/1/2036	11,279
133,062	5.000%, 4/1/2036	153,355
79,700	5.000%, 5/1/2036	92,056
87,930	5.000%, 6/1/2036	101,018
165,481	5.000%, 6/1/2036	188,979
508,276	5.000%, 12/1/2037	586,954
73,902	5.000%, 5/1/2038	85,442
41,552	5.000%, 6/1/2038	47,883
89,018	5.000%, 9/1/2038	102,521
83,312	5.000%, 2/1/2039	96,047
83,811	5.000%, 6/1/2039	96,731
2,597,431	5.000%, 10/1/2039	2,994,984
230,515	5.000%, 2/1/2040	265,797
435,020	5.000%, 8/1/2040	501,466
606	5.500%, 3/1/2021	608
3,627	5.500%, 4/1/2021	3,632
13,457	5.500%, 1/1/2022	13,694
35,218	5.500%, 1/1/2022	35,899
2,000	5.500%, 1/1/2022	2,039
44,687	5.500%, 2/1/2022	45,551
1,083,202	5.500%, 5/1/2034	1,252,046
62,381	5.500%, 3/1/2036	73,034
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

Principal Amount or Shares		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES— continued
	Federal Home Loan Mortgage Corporation— continued
$ 106,251	5.500%, 3/1/2036	$124,041
26,672	5.500%, 3/1/2036	31,243
104,797	5.500%, 3/1/2036	122,452
252,361	5.500%, 6/1/2036	295,119
112,946	5.500%, 6/1/2036	132,298
67,820	5.500%, 6/1/2036	79,408
84,893	5.500%, 9/1/2037	99,812
275,811	5.500%, 9/1/2037	323,315
119,679	5.500%, 12/1/2037	140,696
19,040	5.500%, 3/1/2038	22,356
11,039	6.000%, 7/1/2029	12,614
29,289	6.000%, 2/1/2032	33,898
27,782	6.000%, 5/1/2036	33,116
58,682	6.000%, 8/1/2037	70,419
239,141	6.000%, 9/1/2037	285,431
5,421	6.500%, 3/1/2022	5,569
8,521	6.500%, 6/1/2029	9,753
5,076	6.500%, 6/1/2029	5,814
3,743	6.500%, 7/1/2029	4,253
206,342	6.500%, 11/1/2036	247,188
489,103	6.500%, 10/1/2037	588,625
2,681	6.500%, 4/1/2038	3,225
2,254	6.500%, 4/1/2038	2,715
8,180	7.000%, 4/1/2032	9,559
122,438	7.000%, 4/1/2032	146,235
53,388	7.000%, 9/1/2037	65,123
20,966	7.500%, 8/1/2029	24,345
20,569	7.500%, 10/1/2029	23,753
11,108	7.500%, 11/1/2029	12,865
13,191	7.500%, 4/1/2031	14,600
13,314	7.500%, 5/1/2031	15,686
2,803	8.000%, 3/1/2030	3,277
34,043	8.000%, 1/1/2031	40,248
47,255	8.000%, 2/1/2031	55,663
52,842	8.000%, 3/1/2031	62,452
1,171	8.500%, 9/1/2025	1,290
337	8.500%, 9/1/2025	371
	TOTAL	591,983,192
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

Principal Amount or Shares		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES— continued
	Federal National Mortgage Association— 31.2%
$ 13,496,469	2.000%, 9/1/2035	$14,113,119
5,887,565	2.000%, 9/1/2050	6,123,527
24,753,106	2.000%, 9/1/2050	25,741,295
24,625,759	2.000%, 10/1/2050	25,612,711
3,296,904	2.500%, 2/1/2028	3,458,564
18,245,063	2.500%, 11/1/2049	19,293,211
5,387,084	2.500%, 12/1/2049	5,678,044
2,229,620	3.000%, 2/1/2032	2,373,486
4,344,856	3.000%, 8/1/2043	4,635,206
2,849,754	3.000%, 9/1/2043	3,040,191
11,075,866	3.000%, 8/1/2046	11,878,324
3,971,257	3.000%, 9/1/2046	4,283,798
5,553,684	3.000%, 10/1/2046	5,860,600
2,156,092	3.000%, 10/1/2046	2,308,934
6,127,518	3.000%, 11/1/2046	6,460,401
3,644,939	3.000%, 11/1/2046	3,903,323
4,992,269	3.000%, 11/1/2046	5,332,122
2,152,866	3.000%, 1/1/2047	2,267,132
47,373,048	3.000%, 1/1/2047	49,887,420
1,157,993	3.000%, 2/1/2047	1,254,194
8,740,443	3.000%, 3/1/2047	9,215,277
13,853,474	3.000%, 3/1/2047	14,857,172
1,643,737	3.000%, 4/1/2047	1,759,746
9,408,524	3.000%, 12/1/2047	10,090,181
13,801,056	3.000%, 12/1/2047	14,878,587
4,988,464	3.000%, 2/1/2048	5,356,119
1,129,438	3.000%, 2/1/2048	1,212,679
5,578,653	3.000%, 11/1/2049	5,961,912
2,103,363	3.000%, 11/1/2049	2,200,540
25,746,353	3.000%, 12/1/2049	26,935,860
25,838,441	3.000%, 12/1/2049	27,032,203
183,283	3.500%, 11/1/2025	194,602
295,019	3.500%, 11/1/2025	313,238
336,412	3.500%, 12/1/2025	357,818
349,254	3.500%, 1/1/2026	371,477
105,901	3.500%, 1/1/2026	112,640
24,424,038	3.500%, 4/1/2033	26,687,987
10,782,458	3.500%, 9/1/2042	11,894,236
17,560,018	3.500%, 7/1/2045	19,244,417
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

Principal Amount or Shares		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES— continued
	Federal National Mortgage Association— continued
$ 8,254,591	3.500%, 8/1/2046	$8,889,813
10,305,543	3.500%, 8/1/2046	11,036,437
14,533,090	3.500%, 9/1/2046	15,651,465
7,420,531	3.500%, 11/1/2046	8,134,645
7,188,259	3.500%, 2/1/2047	7,880,020
16,331,333	3.500%, 11/1/2047	17,336,484
15,477,289	3.500%, 12/1/2047	16,522,740
9,141,180	3.500%, 4/1/2048	9,686,656
268,786	4.000%, 12/1/2025	285,049
271,681	4.000%, 7/1/2026	288,374
2,086,878	4.000%, 2/1/2041	2,314,208
5,313,755	4.000%, 12/1/2041	5,892,597
2,148,259	4.000%, 3/1/2042	2,393,688
4,084,182	4.000%, 4/1/2042	4,525,254
1,635,652	4.000%, 3/1/2046	1,786,737
2,653,817	4.000%, 7/1/2046	2,906,830
2,618,409	4.000%, 9/1/2046	2,884,002
4,446,991	4.000%, 11/1/2046	4,867,836
17,778,031	4.000%, 6/1/2047	19,616,862
6,558,585	4.000%, 10/1/2047	7,102,097
8,984,758	4.000%, 10/1/2047	9,651,834
6,620,780	4.000%, 11/1/2047	7,148,549
8,860,937	4.000%, 12/1/2047	9,769,696
5,374,947	4.000%, 1/1/2048	5,897,468
9,878,147	4.000%, 2/1/2048	10,580,684
8,793,637	4.000%, 2/1/2048	9,438,279
15,221,512	4.000%, 2/1/2048	16,318,341
3,140,596	4.000%, 2/1/2048	3,415,531
6,416,666	4.000%, 2/1/2048	6,908,714
2,799,709	4.000%, 3/1/2048	3,077,567
2,553,373	4.000%, 3/1/2048	2,762,898
7,830,212	4.000%, 5/1/2048	8,401,781
2,288,507	4.000%, 6/1/2048	2,454,127
8,335,808	4.000%, 6/1/2048	8,931,258
4,932,585	4.000%, 7/1/2048	5,266,899
156,776	4.500%, 2/1/2039	175,746
847,936	4.500%, 5/1/2040	949,853
2,333,194	4.500%, 10/1/2040	2,613,631
287,363	4.500%, 11/1/2040	321,903
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

Principal Amount or Shares		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES— continued
	Federal National Mortgage Association— continued
$ 3,008,914	4.500%, 4/1/2041	$3,366,809
1,543,477	4.500%, 6/1/2041	1,725,137
312,501	5.000%, 5/1/2023	324,205
51,757	5.000%, 8/1/2023	53,826
286,022	5.000%, 11/1/2023	299,188
1,752,116	5.000%, 2/1/2036	2,018,616
1,030,651	5.000%, 7/1/2040	1,188,398
1,396,530	5.000%, 10/1/2041	1,608,096
32,404	5.500%, 1/1/2032	37,181
24,447	5.500%, 1/1/2032	28,052
357,849	5.500%, 9/1/2034	416,207
1,098,275	5.500%, 12/1/2034	1,277,418
34,567	5.500%, 4/1/2035	40,099
384,980	5.500%, 11/1/2035	450,718
273,451	5.500%, 1/1/2036	318,907
89,312	5.500%, 3/1/2036	104,015
406,784	5.500%, 4/1/2036	475,915
590,564	5.500%, 4/1/2036	688,089
209,469	5.500%, 5/1/2036	245,517
127,842	5.500%, 9/1/2036	149,021
410,326	5.500%, 8/1/2037	478,696
152,178	5.500%, 7/1/2038	178,906
581,689	5.500%, 4/1/2041	677,437
10,546	6.000%, 1/1/2029	11,866
234	6.000%, 1/1/2029	235
13,682	6.000%, 2/1/2029	15,394
5,483	6.000%, 2/1/2029	6,171
4,403	6.000%, 4/1/2029	5,013
14,393	6.000%, 5/1/2029	16,376
7,907	6.000%, 5/1/2029	8,914
577,620	6.000%, 7/1/2034	681,540
313,766	6.000%, 11/1/2034	369,181
158,801	6.000%, 7/1/2036	190,109
37,753	6.000%, 7/1/2036	45,132
166,233	6.000%, 10/1/2037	199,502
130,060	6.000%, 6/1/2038	155,569
811,649	6.000%, 7/1/2038	971,795
50,280	6.000%, 9/1/2038	60,177
40,510	6.000%, 10/1/2038	48,680
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

Principal Amount or Shares		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES— continued
	Federal National Mortgage Association— continued
$ 310,918	6.000%, 2/1/2039	$373,873
26,047	6.500%, 9/1/2028	28,919
3,602	6.500%, 8/1/2029	4,088
4,999	6.500%, 6/1/2031	5,820
13,932	6.500%, 6/1/2031	16,113
2,069	6.500%, 6/1/2031	2,396
5,186	6.500%, 6/1/2031	5,969
31,808	6.500%, 12/1/2031	37,342
2,985	6.500%, 1/1/2032	3,489
43,526	6.500%, 3/1/2032	50,973
157,403	6.500%, 4/1/2032	183,231
48,606	6.500%, 5/1/2032	57,149
240,651	6.500%, 7/1/2036	287,786
11,140	6.500%, 8/1/2036	13,361
13,850	6.500%, 9/1/2036	16,679
74,566	6.500%, 12/1/2036	89,085
100,461	6.500%, 9/1/2037	121,170
6,200	6.500%, 12/1/2037	7,479
68,604	6.500%, 10/1/2038	82,727
501	7.000%, 7/1/2023	530
12,443	7.000%, 2/1/2024	13,030
636	7.000%, 5/1/2024	684
1,727	7.000%, 7/1/2024	1,868
1,026	7.000%, 7/1/2025	1,129
12,384	7.000%, 9/1/2031	14,518
5,771	7.000%, 9/1/2031	6,866
88,366	7.000%, 11/1/2031	105,305
6,216	7.000%, 12/1/2031	7,401
58,692	7.000%, 1/1/2032	65,888
27,284	7.000%, 2/1/2032	32,428
35,400	7.000%, 3/1/2032	42,217
210,759	7.000%, 3/1/2032	242,374
5,411	7.000%, 4/1/2032	6,462
22,850	7.000%, 4/1/2032	26,873
115,864	7.000%, 4/1/2032	138,548
13,190	7.000%, 6/1/2032	15,782
239,432	7.000%, 6/1/2037	292,118
906	7.500%, 1/1/2030	1,058
9,295	7.500%, 9/1/2030	10,885
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

Principal Amount or Shares		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES— continued
	Federal National Mortgage Association— continued
$ 6,723	7.500%, 5/1/2031	$7,930
2,925	7.500%, 6/1/2031	3,437
36,573	7.500%, 8/1/2031	43,167
41,180	7.500%, 1/1/2032	47,515
3,497	7.500%, 6/1/2033	4,030
93	8.000%, 7/1/2023	96
4,394	8.000%, 10/1/2026	4,974
2,138	8.000%, 11/1/2029	2,489
371	9.000%, 6/1/2025	410
	TOTAL	667,732,614
	Government National Mortgage Association— 6.4%
24,761,362	2.500%, 9/20/2050	26,239,331
24,857,453	2.500%, 10/20/2050	26,341,157
13,503,498	3.000%, 1/20/2047	14,207,858
1,299,053	3.500%, 8/15/2043	1,401,510
844,554	3.500%, 8/15/2043	911,165
13,672,649	3.500%, 3/20/2047	14,912,753
17,386,836	3.500%, 11/20/2047	18,972,781
1,213,390	4.000%, 9/15/2040	1,346,612
3,101,265	4.000%, 10/15/2040	3,436,468
1,437,304	4.000%, 1/15/2041	1,595,110
1,806,653	4.000%, 10/15/2041	2,001,422
12,069,704	4.000%, 6/15/2048	12,906,965
302,563	4.500%, 1/15/2039	340,913
266,765	4.500%, 6/15/2039	303,029
915,177	4.500%, 10/15/2039	1,042,143
321,390	4.500%, 1/15/2040	365,978
166,141	4.500%, 6/15/2040	188,879
231,910	4.500%, 9/15/2040	262,852
249,755	4.500%, 2/15/2041	282,453
956,878	4.500%, 3/15/2041	1,087,835
95,370	4.500%, 5/15/2041	107,856
3,146,479	4.500%, 6/20/2041	3,508,318
572,861	4.500%, 9/15/2041	647,861
380,387	4.500%, 10/15/2043	426,265
389,691	4.500%, 11/15/2043	436,691
462,316	5.000%, 1/15/2039	532,174
432,457	5.000%, 5/15/2039	498,267
590,541	5.000%, 8/20/2039	677,278
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

Principal Amount or Shares		Value in U.S. Dollars
	MORTGAGE-BACKED SECURITIES— continued
	Government National Mortgage Association— continued
$ 183,682	5.500%, 12/15/2038	$214,764
133,134	5.500%, 12/20/2038	155,078
199,305	5.500%, 1/15/2039	234,327
268,840	5.500%, 2/15/2039	315,655
7,717	6.000%, 10/15/2028	8,625
7,166	6.000%, 3/15/2029	7,995
80,295	6.000%, 2/15/2036	94,232
127,113	6.000%, 4/15/2036	149,517
142,570	6.000%, 6/15/2037	167,838
11,611	6.500%, 10/15/2028	13,210
6,004	6.500%, 10/15/2028	6,549
7,322	6.500%, 11/15/2028	8,251
10,870	6.500%, 12/15/2028	12,250
3,632	6.500%, 2/15/2029	4,113
12,899	6.500%, 3/15/2029	14,594
27,068	6.500%, 9/15/2031	31,493
58,123	6.500%, 2/15/2032	67,373
15,940	7.000%, 11/15/2027	17,851
8,237	7.000%, 6/15/2028	9,215
16,142	7.000%, 11/15/2028	18,058
7,959	7.000%, 1/15/2029	9,060
7,481	7.000%, 5/15/2029	8,592
2,114	7.000%, 10/15/2029	2,411
21,690	7.000%, 5/15/2030	24,911
14,773	7.000%, 11/15/2030	17,127
12,191	7.000%, 12/15/2030	13,889
14,290	7.000%, 8/15/2031	16,580
60,843	7.000%, 10/15/2031	70,773
10,875	7.000%, 12/15/2031	12,711
11,116	7.500%, 8/15/2029	12,753
41,461	7.500%, 10/15/2029	48,084
4,261	7.500%, 10/15/2030	4,947
6,932	7.500%, 1/15/2031	8,149
1,576	8.000%, 1/15/2022	1,610
1,231	8.000%, 6/15/2022	1,269
819	8.000%, 8/15/2029	957
2,504	8.000%, 10/15/2029	2,927
8,985	8.000%, 11/15/2029	10,513
8,928	8.000%, 1/15/2030	10,326
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		MORTGAGE-BACKED SECURITIES— continued
		Government National Mortgage Association— continued
$ 3,332		8.000%, 10/15/2030	$3,888
73,955		8.000%, 11/15/2030	87,206
3,871		8.500%, 5/15/2029	4,557
		TOTAL	136,906,152
	[1]	Uniform Mortgage-Backed Securities, TBA— 19.7%
46,000,000		2.000%, 1/1/2036	48,108,985
78,500,000		2.000%, 1/1/2051	81,602,838
278,500,000		2.500%, 1/1/2051	293,675,966
		TOTAL	423,387,789
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $1,722,497,397)	1,820,009,747
		ASSET-BACKED SECURITIES— 13.5%
		Auto Receivables— 2.9%
6,268,000		AmeriCredit Automobile Receivables Trust 2020-2, Class C, 1.480%, 2/18/2026	6,287,069
3,880,000		AmeriCredit Automobile Receivables Trust 2020-3, Class C, 1.060%, 8/18/2026	3,897,194
11,095,000		Santander Drive Auto Receivables Trust 2020-2, Class D, 2.220%, 9/15/2026	11,355,609
23,062,000		Santander Drive Auto Receivables Trust 2020-3, Class C, 1.120%, 1/15/2026	23,306,455
6,335,000		Santander Drive Auto Receivables Trust 2020-4, Class D, 1.480%, 1/15/2027	6,362,520
10,025,000		Tesla Auto Lease Trust 2020-A, Class A3, 0.680%, 12/20/2023	10,092,351
		TOTAL	61,301,198
		Credit Card— 6.4%
12,895,000	[2]	American Express Credit Account Master Trust 2018-9, Class A, 0.538% (1-month USLIBOR +0.380%), 4/15/2026	12,953,422
14,368,000	[2]	Capital One Multi-Asset Execute 2017-A5, Class A5, 0.738% (1-month USLIBOR +0.580%), 7/15/2027	14,535,492
35,255,000	[2]	Chase Issuance Trust 2018-A1, Class A1, 0.358% (1-month USLIBOR +0.200%), 4/17/2023	35,314,888
13,450,000	[2]	Citibank Credit Card Issuance Trust 2018-A4, Class A4, 0.492% (1-month USLIBOR +0.340%), 6/7/2025	13,496,206
26,460,000	[2]	Discover Card Execution Note Trust 2017-A5, Class A5, 0.758% (1-month USLIBOR +0.600%), 12/15/2026	26,759,786
22,500,000	[2]	Discover Card Execution Note Trust 2017-A7, Class A7, 0.518% (1-month USLIBOR +0.360%), 4/15/2025	22,564,800
12,340,000	[2]	Discover Card Execution Note Trust 2018-A2, Class A2, 0.488% (1-month USLIBOR +0.330%), 8/15/2025	12,402,869
		TOTAL	138,027,463
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		ASSET-BACKED SECURITIES— continued
		Other— 0.1%
$ 866,021		Sofi Consumer Loan Program Trust 2016-1, Class A, 3.260%, 8/25/2025	$875,654
		Student Loans— 4.1%
10,472,048		Navient Student Loan Trust 2020-FA, Class A, 1.220%, 7/15/2069	10,615,736
22,116,179		Navient Student Loan Trust 2020-GA, Class A, 1.170%, 9/16/2069	22,341,041
18,675,000		Navient Student Loan Trust 2020-HA, Class A, 1.310%, 1/15/2069	18,864,103
15,908,544	[2]	SMB Private Education Loan Trust 2018-A, Class A2B, 0.958% (1-month USLIBOR +0.800%), 2/15/2036	15,957,529
20,424,717	[2]	SMB Private Education Loan Trust 2020-BA, Class A1B, 1.249% (1-month USLIBOR +1.100%), 7/15/2053	20,547,968
		TOTAL	88,326,377
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $286,144,915)	288,530,692
		COLLATERALIZED MORTGAGE OBLIGATIONS— 9.0%
	[2]	Federal Home Loan Mortgage Corporation— 2.9%
14,543,290		FHLMC REMIC, Series 3284, Class AF, 0.468% (1-month USLIBOR +0.310%), 3/15/2037	14,589,868
7,687,187		FHLMC REMIC, Series 4273, Class PF, 0.558% (1-month USLIBOR +0.400%), 11/15/2043	7,749,341
35,414,741		FHLMC REMIC, Series 4856, Class FD, 0.458% (1-month USLIBOR +0.300%), 8/15/2040	35,563,649
5,656,394		FHLMC REMIC, Series 4901, Class GF, 0.598% (1-month USLIBOR +0.450%), 7/25/2049	5,689,892
		TOTAL	63,592,750
	[2]	Federal National Mortgage Association— 5.1%
14,145,483		FNMA REMIC, Series 2017-90, Class WF, 0.498% (1-month USLIBOR +0.350%), 11/25/2047	14,190,459
3,561,843		FNMA REMIC, Series 2018-15, Class JF, 0.448% (1-month USLIBOR +0.300%), 3/25/2048	3,573,486
28,587,238		FNMA REMIC, Series 2019-27, Class FH, 0.598% (1-month USLIBOR +0.450%), 6/25/2049	28,791,094
11,786,033		FNMA REMIC, Series 2019-30, Class FB, 0.548% (1-month USLIBOR +0.400%), 7/25/2049	11,878,897
6,753,029		FNMA REMIC, Series 2019-33, Class FB, 0.598% (1-month USLIBOR +0.450%), 7/25/2049	6,795,542
13,740,154		FNMA REMIC, Series 2019-39, Class FA, 0.548% (1-month USLIBOR +0.400%), 8/25/2049	13,834,453
8,856,734		FNMA REMIC, Series 2019-47, Class FB, 0.548% (1-month USLIBOR +0.400%), 5/25/2040	8,921,305
20,542,523		FNMA REMIC, Series 2019-56, Class AF, 0.548% (1-month USLIBOR +0.400%), 10/25/2049	20,700,405
		TOTAL	108,685,641
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

Principal Amount or Shares			Value in U.S. Dollars
		COLLATERALIZED MORTGAGE OBLIGATIONS— continued
	[2]	Government National Mortgage Association— 0.2%
$ 4,493,142		GNMA REMIC, Series 2005-71, Class FA, 0.285% (1-month USLIBOR +0.140%), 9/16/2035	$4,486,721
		Non-Agency Mortgage-Backed Securities— 0.8%
642,512		Countrywide Home Loans 2005-21, Class A2, 5.500%, 10/25/2035	551,735
437,501		Credit Suisse Mortgage Trust 2007-4, Class 4A2, 5.500%, 6/25/2037	252,455
123,957		Residential Funding Mortgage Securities I 2005-SA3, Class 3A, 3.151%, 8/25/2035	124,075
4,003,275		Sequoia Mortgage Trust 2012-6, Class A2, 1.808%, 12/25/2042	3,915,417
3,727,683		Sequoia Mortgage Trust 2013-1, Class 2A1, 1.855%, 2/25/2043	3,757,752
8,183,602		Sequoia Mortgage Trust 2013-2, Class A, 1.874%, 2/25/2043	8,290,564
		TOTAL	16,891,998
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $192,621,125)	193,657,110
		COMMERCIAL MORTGAGE-BACKED SECURITIES— 2.7%
		Agency Commercial Mortgage-Backed Securities— 2.7%
25,707,100		FHLMC REMIC, Series K736, Class A1, 1.895%, 6/25/2025	26,419,482
31,500,000	[2]	FHLMC REMIC, Series KF90, Class AS, 0.462% (Secured Overnight Financing Rate +0.380%), 9/25/2030	31,500,000
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $57,335,635)	57,919,482
		INVESTMENT COMPANY— 9.6%
204,435,825	[3]	Federated Hermes Government Obligations Fund, Premier Shares, 0.01%[4] (IDENTIFIED COST $204,435,825)	204,435,825
		TOTAL INVESTMENT IN SECURITIES—119.7% (IDENTIFIED COST $2,463,034,897)[5]	2,564,552,856
		OTHER ASSETS AND LIABILITIES - NET—(19.7)%[6]	(421,434,756)
		TOTAL NET ASSETS—100%	$2,143,118,100
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated fund holdings during the period ended December 31, 2020, were as follows:
Federated Hermes Government Obligations Fund, Premier Shares
Value as of 12/31/2019	$121,153,079
Purchases at Cost	$2,340,888,918
Proceeds from Sales	$(2,257,606,172)
Change in Unrealized Appreciation/Depreciation	N/A
Net Realized Gain/(Loss)	N/A
Value as of 12/31/2020	$204,435,825
Shares Held as of 12/31/2020	204,435,825
Dividend Income	$765,479

1	All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.
2	Floating/variable note with current rate and current maturity or next reset date shown.
3	All or a portion of these securities are segregated pending settlement of dollar-roll transactions.
4	7-day net yield.
5	The cost of investments for federal tax purposes amounts to $2,460,000,240.
6
Assets, other than investment in securities, less liabilities. See Statement of Assets and
Liabilities. A significant portion of this balance is the result of dollar-roll transactions as of
December 31, 2020.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2020.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Mortgage-Backed Securities	$—	$1,820,009,747	$—	$1,820,009,747
Asset-Backed Securities	—	288,530,692	—	288,530,692
Collateralized Mortgage Obligations	—	193,657,110	—	193,657,110
Commercial Mortgage-Backed Securities	—	57,919,482	—	57,919,482
Investment Company	204,435,825	—	—	204,435,825
TOTAL SECURITIES	$204,435,825	$2,360,117,031	$—	$2,564,552,856

The following acronym(s) are used throughout this portfolio:
FHLMC	—Federal Home Loan Mortgage Corporation
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

Financial Highlights–Federated Mortgage Core Portfolio
(For a Share Outstanding Throughout Each Period)
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.88	$9.60	$9.80	$9.81	$9.85
Income From Investment Operations:
Net investment income (loss)[1]	0.24	0.32	0.30	0.27	0.23
Net realized and unrealized gain (loss)	0.22	0.28	(0.20)	0.00[2]	(0.00)[2]
TOTAL FROM INVESTMENT OPERATIONS	0.46	0.60	0.10	0.27	0.23
Less Distributions:
Distributions from net investment income	(0.27)	(0.32)	(0.30)	(0.28)	(0.27)
Net Asset Value, End of Period	$10.07	$9.88	$9.60	$9.80	$9.81
Total Return[3]	4.70%	6.33%	1.10%	2.75%	2.30%
Ratios to Average Net Assets:
Net expenses[4]	0.02%	0.03%	0.03%	0.03%	0.03%
Net investment income	2.42%	3.25%	3.18%	2.71%	2.34%
Expense waiver/reimbursement[5]	—%	—%	—%	0.00%[6]	0.00%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$2,143,118	$2,528,865	$2,815,951	$1,787,418	$2,147,397
Portfolio turnover	257%	130%	109%	88%	258%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	72%	100%	109%	46%	42%

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

Statement of Assets and Liabilities–Federated Mortgage Core Portfolio
December 31, 2020

Assets:
Investment in securities, at value including $204,435,825 of investments in an affiliated holding* (identified cost $2,463,034,897)	$2,564,552,856
Income receivable	4,166,531
Income receivable from an affiliated holding	1,697
Total Assets	2,568,721,084
Liabilities:
Payable for investments purchased	421,122,087
Income distribution payable	4,300,476
Payable for Directors’/Trustees’ fees (Note 5)	120
Accrued expenses (Note 5)	180,301
Total Liabilities	425,602,984
Net assets for 212,847,474 shares outstanding	$2,143,118,100
Net Assets Consist of:
Paid-in capital	$2,068,404,881
Total distributable earnings (loss)	74,713,219
Total Net Assets	$2,143,118,100
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$2,143,118,100 ÷ 212,847,474 shares outstanding, no par value, unlimited shares authorized	$10.07

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

Statement of Operations–Federated Mortgage Core Portfolio
Year Ended December 31, 2020

Investment Income:
Interest	$62,802,143
Dividends received from an affiliated holding*	765,479
TOTAL INCOME	63,567,622
Expenses:
Custodian fees	115,945
Transfer agent fees	172,847
Directors’/Trustees’ fees (Note 5)	15,136
Auditing fees	32,500
Legal fees	8,352
Portfolio accounting fees	250,544
Share registration costs	1,430
Printing and postage	16,016
Miscellaneous (Note 5)	27,021
TOTAL EXPENSES	639,791
Net investment income	62,927,831
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	39,055,732
Net change in unrealized appreciation of investments	21,837,682
Net realized and unrealized gain (loss) on investments	60,893,414
Change in net assets resulting from operations	$123,821,245

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

Statement of Changes in Net Assets–Federated Mortgage Core Portfolio

Year Ended December 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$62,927,831	$84,239,892
Net realized gain (loss)	39,055,732	11,228,822
Net change in unrealized appreciation/depreciation	21,837,682	62,595,684
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	123,821,245	158,064,398
Distributions to Shareholders	(70,234,363)	(84,671,889)
Share Transactions:
Proceeds from sale of shares	1,127,424,951	679,031,800
Net asset value of shares issued to shareholders in payment of distributions declared	9,568,350	10,132,796
Cost of shares redeemed	(1,576,326,869)	(1,049,643,767)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(439,333,568)	(360,479,171)
Change in net assets	(385,746,686)	(287,086,662)
Net Assets:
Beginning of period	2,528,864,786	2,815,951,448
End of period	$2,143,118,100	$2,528,864,786
See Notes which are an integral part of the Financial Statements
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

Notes to Financial Statements–Federated Mortgage Core Portfolio
December 31, 2020
1. ORGANIZATION
Federated Hermes Core Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Mortgage Core Portfolio (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to provide total return. The Fund is an investment vehicle used by other Federated Hermes funds that invest some of their assets in mortgage-backed securities. Currently, shares of the Fund are being offered for investment only to investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or parties that are “accredited investors” within the meaning of Regulation D of the Securities Act of 1933, as amended (the “1933 Act”).
Prior to April 24, 2020, the name of the Trust was Federated Core Trust. Effective February 25, 2021, the name of the Fund will change to Mortgage Core Fund.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
The Fund may transact in To Be Announced Securities (TBAs). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.
Dollar-Roll Transactions
The Fund engages in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical mortgage-backed securities on a future date. Both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the 1933 Act; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
	Year Ended 12/31/2020	Year Ended 12/31/2019
Shares sold	112,591,117	69,130,342
Shares issued to shareholders in payment of distributions declared	949,096	1,033,755
Shares redeemed	(156,643,675)	(107,607,772)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(43,103,462)	(37,443,675)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2020 and 2019, was as follows:
	2020	2019
Ordinary income	$70,234,363	$84,671,889
As of December 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$132,210
Net unrealized appreciation	$104,552,616
Capital loss carryforwards	$(29,971,607)
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the differing treatments for dollar-roll transactions and principal loss adjustments.
At December 31, 2020, the cost of investments for federal tax purposes was $2,460,000,240. The net unrealized appreciation of investments for federal tax purposes was $104,552,616. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $104,684,006 and net unrealized depreciation from investments for those securities having an excess of cost over value of $131,390.
As of December 31, 2020, the Fund had a capital loss carryforward of $29,971,607 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$16,157,875	$13,813,732	$29,971,607
The Fund used capital loss carryforwards of $30,380,402 to offset capital gains realized during the year ended December 31, 2020.
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser, subject to the discretion of the Trustees, provides investment adviser services at no fee, because all investors in the Fund are other Federated Hermes Funds, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act. The Fund pays operating expenses associated with the operation and maintenance of the Fund (excluding fees and expenses that may be charged by the Adviser and its affiliates). Although not contractually obligated to do so, the Adviser intends to voluntarily reimburse operating expenses (excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) such that the Fund will only bear such expenses in an amount of up to 0.15% of the Fund’s average daily net assets. The Adviser can modify or terminate this voluntary reimbursement at any time at its sole discretion.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. FAS does not charge the Fund a fee but is entitled to certain out-of-pocket expenses.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Affiliated Shares of Beneficial Interest
As of December 31, 2020, a majority of the shares of beneficial interest outstanding are owned by other affiliated investment companies.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2020, were as follows:
Purchases	$491,346,261
Sales	$213,932,554
7. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 24, 2020. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of December 31, 2020, the Fund had no outstanding loans. During the year ended December 31, 2020, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2020, there were no outstanding loans. During the year ended December 31, 2020, the program was not utilized.
9. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm–Federated Mortgage Core Portfolio
TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FEDERATED MORTGAGE CORE PORTFOLIO:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Mortgage Core Portfolio (the “Fund”) (one of the funds constituting the Federated Hermes Core Trust (formerly Federated Core Trust) (the “Trust”)), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Federated Mortgage Core Portfolio (one of the funds constituting the Federated Hermes Core Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes’ investment companies since 1979.
Boston, Massachusetts
February 22, 2021
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

Shareholder Expense Example (unaudited)–Federated Mortgage Core Portfolio
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period[1]
Actual	$1,000.00	$1,007.90	$0.10
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,025.04	$0.10

1	Expenses are equal to the Fund’s annualized net expense ratio of 0.02%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period).
Mortgage Core Fund (formerly, Federated Mortgage Core Portfolio)
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation’s business affairs and for exercising all the Corporation’s powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2021, the Corporation comprised three portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: March 1995
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Director Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Vice President, Federated Hermes, Inc.; President, Director/Trustee
and CEO, Federated Advisory Services Company, Federated Equity
Management Company of Pennsylvania, Federated Global Investment
Management Corp., Federated Investment Counseling, Federated
Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors
Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Director, Federated Hermes, Inc.;
Chairman and Director, Southpointe Distribution Services, Inc. and
President, Technology, Federated Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director, Saint Francis University.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, The Golisano Children’s Museum of Naples,
Florida; and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Director Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Senior Vice President for Legal Affairs, General
Counsel and Secretary to the Board of Directors, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary to the Board of Directors and Assistant General Counsel and
Director of Risk Management, Duquesne University. Prior to her work at Duquesne University, Ms. Reilly served as Assistant General
Counsel of Compliance and Enterprise Risk as well as Senior Counsel of Environment, Health and Safety, PPG Industries.

P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: March 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

OFFICERS
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004
Principal Occupations: Robert J. Ostrowski joined Federated Hermes,
Inc. in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated
Hermes’ taxable fixed-income products in 2004 and also serves as a
Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice
President of the Fund’s Adviser in 2009 and served as a Senior Vice
President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his
M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2021
Federated Hermes Total Return Bond Fund (the “Fund”)
At its meetings in May 2021 (the “May Meetings”), the Fund’s Board of Directors (the “Board”), including those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Investment Management Company (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Directors, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors. At the request of the Independent Directors, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Directors encompassing a wide variety of topics, including those summarized below. The Board also considered such additional
Annual Shareholder Report

matters as the Independent Directors deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”), which include a comprehensive array of funds with different investment objectives, policies and strategies, and the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the
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fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with a fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds.
In addition to considering the above-referenced factors, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Directors were assisted throughout the evaluation process by independent legal counsel. In connection
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with their deliberations at the May Meetings, the Independent Directors met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Directors and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by the Adviser and its affiliates. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade execution capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
The Board considered the quality of the Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account the Adviser’s communications with the Board in light of the market volatility amidst the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
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The Board received and evaluated information regarding the Adviser’s regulatory and compliance environment. The Board considered the Adviser’s compliance program, compliance history, and reports from the CCO about the Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and, in particular, the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered discussions with Federated Hermes regarding the implementation of its business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
Based on these considerations, the Board concluded that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant investment categories and the Fund’s benchmark index, portfolio attribution information and commentary on the effect of current and recent market conditions.
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The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the one-year, three-year and five-year periods ended December 31, 2020, the Fund’s performance was above the median of the relevant Performance Peer Group.
Following such evaluation and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
The Board considered the advisory fee and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its deliberations. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other mutual funds’ fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
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The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group, and the Board was satisfied that the overall expense structure of the Fund remained competitive.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients (such as institutional separate accounts) and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Following such evaluation and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the
Annual Shareholder Report

Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so (or continue to do so) in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that cost allocations on a fund-by-fund basis may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
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Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management (including market data on which portfolio managers make investment decisions), trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fees as a fund attains a certain size.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from
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management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangement.
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Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Total Return Series, Inc. (the “Corporation”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Total Return Bond Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Corporation (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program with respect to the Fund (the “Administrator”). Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program with respect to each Federated Hermes Fund that is managed by such advisory subsidiary (collectively, the “Administrator”). The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2021, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2020 through March 31, 2021 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where
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applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the March-April 2020 market conditions, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Total Return Bond Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428Q820
CUSIP 31428Q812
CUSIP 31428Q796
CUSIP 31428Q770
CUSIP 31428Q101
CUSIP 31428Q507
CUSIP 31428Q739
28142 (1/22)
© 2022 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 – $101,960

Fiscal year ended 2020 - $100,060

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 - $0

Fiscal year ended 2020 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $1,648 respectively. Fiscal year ended 2020- Audit consent fee for N-14 merger document.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 - $0

Fiscal year ended 2020 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 - $0

Fiscal year ended 2020 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its chairman (the “Chairman”) for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser ( the “Adviser”)and any entity controlling, controlled by to under common control with the Adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its Adviser and any entity controlling, controlled by, or under common control with the Adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2021 – 0%

Fiscal year ended 2020 - 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2021 – 0%

Fiscal year ended 2020 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2021 – 0%

Fiscal year ended 2020 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s Adviser, and certain entities controlling, controlled by or under common control with the Adviser:

Fiscal year ended 2021 - $86,486

Fiscal year ended 2020 - $102,522

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes Total Return Series, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 28, 2022

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 28, 2022